Prospectus
THORNBURG STRATEGIC INCOME FUND


December 19, 2007


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares involve investment risks (including possible loss of principal), and are not deposits or obligations of, or guaranteed or endorsed by, and are not insured by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.


THORNBURG INVESTMENT MANAGEMENT



TABLE OF CONTENTS

Thornburg Strategic Income Fund

3     Investment Goals

3     Principal Investment Strategies

3    Principal Investment Risks

5    Past Performance of the Fund

5    Fees and Expenses of the Fund

6    Additional Information About Fund Investments, Investment
      Practices and Risks

9    Opening Your Account - Buying Fund Shares

12   Selling Fund Shares

13   Investor Services

15   Transaction Details

17   Dividends and Distributions

17   Taxes

18   Organization of the Fund

18   Investment Advisor

18   Trustees



Investment Goals
----------------
The Fund's primary investment goal is to seek a high level of current income. The Fund's secondary investment goal is some long-term capital appreciation. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

     * bonds and other debt obligations issued by domestic and foreign companies of any size (including lower rated "high yield" or "junk" bonds)
     *  mortgage-backed securities and other asset-backed securities
     *  convertible debt obligations
     * obligations issued by foreign governments (including developing countries)
     * collateralized mortgage obligations ("CMOs"), collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other structured finance arrangements
     * obligations of the U.S. Government and its agencies and sponsored entities
     *  other derivative instruments and structured notes
     *  zero coupon bonds and "stripped" securities
     * taxable municipal obligations and participations in municipal obligations

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such investment prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in interest rates, changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Value changes in response to interest rate changes also may be more pronounced for mortgage and other asset-backed securities owned by the Fund. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility. Some debt obligations may be backed by so-called "subprime" mortgages (which may be subject to a greater risk of default), making it difficult for the Fund to value its investment or to sell the investment in a timely manner or at an acceptable price.

Investments in debt obligations or equity securities issued by smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling the investments.

Foreign debt obligations or foreign equity securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, or could be downgraded by ratings agencies. Similarly, debt obligations issued by U.S. Government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as "agency obligations") are not direct obligations of the U.S. Government and may not be backed by the full faith and credit of the government. Consequently, these agency obligations may also be subject to default, delays in payment, or could be downgraded by ratings agencies.

Investments in structured finance arrangements, including credit derivatives such as CMOs, CDOs, CBOs and CLOs, involve the risks associated with the underlying pool of securities or other assets, and also may involve risks different or greater than the risks affecting the underlying assets. In particular, these investments may be less liquid than other debt obligations, making it difficult for the Fund to value its investment or sell the investment in a timely manner or at an acceptable price.

Investments in derivatives involve the risks associated with the securities or other assets underlying the derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to any derivative to perform its obligations to the Fund, the Fund's inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

The market value of any zero coupon bonds or "stripped" securities that the Fund may purchase will typically be more volatile than the value of a comparable, interest-paying bond. Zero coupon bonds and "stripped" securities are also subject to the risk that the Fund may have to recognize income on its investment and make distributions to shareholders before it has received any cash payments on its investment.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 6.

Past Performance of the Fund
----------------------------
No performance information is presented because the Fund commenced investment operations on or about December 19, 2007.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                  Class A     Class C
                                                  -------     -------
   Maximum Sales Charge (Load) on Purchases        4.50%        none
   (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on
   Redemptions (as a percentage of redemption
   proceeds or original purchase price, whichever
   is lower)                                       1.00%(1)     1.00%(2)

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                                  Class A     Class C
                                                  -------     -------
   Management Fee                                   .75%         .75%
   Distribution and Service (12b-1) Fees            .25%        1.00%
   Other Expenses                                  1.13%(3)     1.13%(3)
                                                   ------       ------
   Total Annual Fund Operating Expenses            2.13%(4)     2.88%(4)

(1) Imposed only on redemptions of purchases of $1 million or more in the event of a redemption within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Other expenses in the table are estimated for the current fiscal year, before expense reimbursements.
(4) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses are no higher than 1.25% and actual Class C expenses are no higher than 1.80%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year     3 Years
                         ------     -------
     Class A Shares       $656       $1,087
     Class C Shares       $391       $892

You would pay the following expenses if you did not redeem your Class C shares:
                         1 Year     3 Years
                         ------     -------
     Class C Shares       $291       $892

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS, INVESTMENT PRACTICES, AND
RISKS

Information about the Fund's principal investment strategies and risks is provided at the beginning of this Prospectus. The information below provides more background about some of the investments described in the beginning of this Prospectus, and the risks associated with those investments. Additional information about the investment strategies that the Fund may pursue, including strategies that are not principal investment strategies of the Fund, is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Fund's policies and procedures with respect to the disclosure of Fund portfolio investments.

Principal Investment Strategies
-------------------------------
A "principal investment strategy" of the Fund is a strategy which is important in pursuing the Fund's investment objectives, and is anticipated will have a significant effect on its performance. In general, a security or investment strategy will not be considered a principal strategy of the Fund if it will not represent more than ten percent of the Fund's assets. It is important to remember, however, that the investment profile of the Fund will vary over time, depending on various factors. Over time, the Fund will invest different proportions of its assets in the investments it is permitted to purchase, and the Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Bonds and Other Debt Obligations
--------------------------------
Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The yields on debt obligations are dependent on a variety of factors, including the general money market, the size of a particular debt offering, the maturity of the debt obligation, and the rating of the issuer. The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations decreases. Some debt obligations permit the issuer to pay the debt before final maturity. Prepayment may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the debt obligation was purchased. If interest rates have declined, reinvestment of the prepayment proceeds by the Fund may result in a lower yield to the Fund. Debt obligations have varying degrees of quality and varying levels of sensitivity to changing interest rates. Prices of longer-term debt obligations are relatively more sensitive to interest rate changes than shorter term debt obligations.

Lower-quality debt obligations (sometimes called "junk" bonds or "high yield" securities) are rated below investment grade by the primary rating agencies, and are often considered to be speculative with respect to the issuer's continuing ability to make principal and interest payments. The market for lower-quality debt obligations may also be less liquid than investment-grade securities, making it difficult for the holders to value such obligations or sell them at an acceptable price.

Mortgage and Asset-Backed Securities
------------------------------------
Mortgage-backed securities represent interests in pools of mortgage loans. The securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Some mortgage-backed securities are not backed by the full faith and credit of the U.S. Government and some of these securities may be backed by so-called "subprime" mortgages. Mortgage-backed securities are a particular type of asset-backed security. Other asset-backed securities represent interests in pools of certain consumer loans, such as automobile loans and credit card receivables. Variations in interest rates and other factors may result in prepayments of the loans underlying these securities, reducing the income and potential for capital appreciation and requiring reinvestment of the prepayment proceeds by the Fund at lower interest rates. Additionally, in periods of rising interest rates these securities may suffer capital depreciation because of decreased prepayments.

Convertible Debt Obligations
----------------------------
Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by the Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

Collateralized Mortgage Obligations ("CMOs"), Collateralized Debt Obligations ("CDOs"), Collateralized Loan Obligations ("CLOs"), Collateralized Bond Obligations ("CBOs") and Other Structured Finance Arrangements
---------------------------------------------------------------------
The Fund may invest in certain structured finance arrangements. Some examples of current forms of structured finance arrangements in which the Fund may invest include credit derivatives such as CMOs, CDOs, CBOs and CLOs. Structured finance arrangements are issued by a trust or other special purpose entity and backed by an underlying pool of debt obligations. For example, CMOs are backed by a pool of U.S. Government insured mortgage-backed securities (such as GNMA certificates) or other mortgage loans that are not backed by the U.S. Government, CBOs are backed by a pool of fixed income securities (which may include high yield securities), and CLOs are backed by a pool of loans that may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. Some structured finance arrangements may be backed by so-called "subprime" mortgages. The Fund may invest in senior or junior "tranches" of structured finance arrangements, or in residual (sometimes referred to as "equity") interests in these arrangements. "Tranche" means a portion or "slice" of the full economic interest in the underlying assets of the arrangement. Junior tranches, and in particular residual interests, of these arrangements are subject to a greater risk of depreciation or loss than the senior tranches.

The Fund's investment in a structured finance arrangement entails the risks typically associated with an investment in the underlying debt obligations (e.g., the risk that the market value of the underlying debt obligations will vary with changes in prevailing interest rates). In addition, the market for structured finance arrangements may be less liquid than other debt obligations, making it difficult for the Fund to value its investment or sell its interest in the structured finance arrangement at an acceptable price. The distributions from the underlying pool of debt obligations may also be inadequate to make interest or other payments to the investor in the structured finance arrangement, or the trust or other entity organized to administer the pool may fail to make distribution payments to the Fund or otherwise perform poorly. Certain structured finance arrangements may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which may entail additional risks (see "Derivatives").

Obligations of the U.S. Government
----------------------------------
U.S. Government obligations include U.S. Treasury securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government. U.S. Government securities also include "agency obligations." Some agency obligations are backed by the full faith and credit of the U.S. Government but other agency obligations have limited support from the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings.

Derivatives
-----------
Derivative instruments are financial contracts whose value depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. Some examples of current forms of derivative instruments include futures, options, forward contracts, swaps, structured notes and credit derivatives (including credit default swaps and certain structured finance arrangements, which are described above in more detail). The Fund will invest in derivative instruments whenever Thornburg believes that the derivative is more attractive than the underlying product in pursuing the Fund's investment goals, or whenever the derivative offers Thornburg an effective way to hedge the risks of the Fund's other investments. The Fund's Statement of Additional Information contains a description of the various derivative instruments the Fund may utilize.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use of privately negotiated, over-the-counter ("OTC") derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for the Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also also involve the risk that changes in their value may not correlate perfectly with the asssets, rates, or indices they are designed to track.

Zero Coupon Bonds and "Stripped" Securities
-------------------------------------------
Zero coupon bonds are corporate or government-issued debt obligations that pay no interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond recognizes a rate of return determined by the gradual accretion in the value of the security.

A "stripped" security is a debt obligation that has been transformed into a zero coupon bond by creating a new security comprised of the separate income component of the debt obligation (commonly referred to as an "income only" or "I/O" security) or the separate principal component of the debt obligation (commonly referred to as a "principal only" or "P/O" security).

Because zero coupon bonds pay no interest, their value is generally more volatile than the value of a comparable, interest-paying bond. The Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Taxable Municipal Obligations
-----------------------------
Municipal debt obligations, which are often called "municipal obligations," are debt obligations which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations may be "general obligation bonds" or "revenue bonds." General obligation bonds are backed by the credit of the issuing government entity or agency, while revenue bonds are repaid from the revenues of a specific project such as a stadium, a waste treatment plant, or a hospital. Municipal obligations include notes, bonds, municipal leases and participation interests in these obligations. The Fund expects that any municipal obligations it purchases will pay interest which is subject to both federal and state income taxes.

Securities Ratings and Credit Quality
-------------------------------------
Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Corporation ("S&P") are considered "investment grade" obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." The lowest ratings of the investment grade debt obligations may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Debt obligations that are below investment grade are sometime referred to as "high-yield" securities or "junk" bonds, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions.

Common Stocks and Equity Securities
-----------------------------------
Equity securities include common stocks, preferred stocks, convertible securities, warrants, American Depository Receipts ("ADRs"), partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Foreign Equity Securities and Foreign Corporate Debt Obligations
----------------------------------------------------------------
Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative changes. Further, governmental issuers may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

These risks may be more pronounced in developing countries. Investments in developing countries may be particularly subject to fluctuations in value, political instability, restrictions on foreign ownership or repatriation of earnings, delays in purchase or sale, high inflation rates, changes in exchange rates and controls, higher costs for converting foreign currencies, higher national debt levels, and abrupt changes in monetary and fiscal policies.

Debt Obligations Issued by Foreign Governments
----------------------------------------------
Debt obligations may be issued by foreign governments, including the governments of developing countries and "supra-national" entities such as the International Bank for Reconstruction and Development (commonly called the "World Bank"). The Fund's investments in these foreign debt obligations can be denominated in U.S. dollars or in foreign currencies.

The governmental issuers of these debt obligations may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative changes. In addition, the markets in some foreign countries may be more volatile and subject to less stringent investor protection and disclosure requirements, and it may be difficult for the Fund to sell the debt obligations in those markets. These risks may be more pronounced for the Fund's investments in debt obligations issued by developing countries.

Real Estate Investment Trusts
-----------------------------
Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which the Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of the Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITS issued in the United States, the risks that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or maintain its exemption from registration under the Investment Company Act of 1940.

Temporary Investments
---------------------
The Fund may purchase short-term, highly liquid securities such as time certificates of deposit, short-term U.S. Government securities and commercial paper. The Fund typically holds these securities under normal conditions pending investment of idle funds or to provide liquidity. The Fund also may hold assets in these securities for temporary defensive purposes. Investment in these securities for temporary periods could reduce the Fund's ability to attain its investment objectives.

OPENING YOUR ACCOUNT - BUYING FUND SHARES

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by mail, by sending your application with your check made payable to the Fund. If there is no application accompanying this Prospectus, please call 1-800-847-0200.

For individual investors, the minimum amount to open an account is $5,000, except that an individual retirement account may be opened with $2,000.
The minimum amount for subsequent purchases of shares of the Fund within an account is $100. Minimums may be waived under certain circumstances.

For investment dealers, financial advisors or other investment professionals, including bank trust departments and companies with trust powers, purchasing for accounts of others within a clearly defined "wrap" asset allocation program or other fee-based brokerage account, the minimum amount to open an account is $2,500, unless otherwise specified by your program's provider. Consult your investment professional for your program minimum. The minimum for subsequent purchases of shares of the Fund within an account is $100. Minimums may be waived under certain circumstances.

You may add to an existing account by mail, wire, or through your financial advisor. Add to your account by mailing a check made payable to the Fund, and be sure to note your account number on the check. If you wish to add to an account by wire, telephone 1-800-847-0200 for wiring instructions. Add to an account through your financial advisor by telephoning your advisor.

THE FUND OFFERS DIFFERENT SHARE CLASSES

The Fund offers Class A and Class C shares. Each of the Fund's shares represents an equal undivided interest in the Fund's assets, and each share class of the Fund has common investment objectives and a common investment portfolio. Each class may have varying annual expenses and sales charge structures, which may affect performance. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund.

Financial advisors and others who sell shares of the Fund receive different compensation for selling different classes of the Fund's shares. Shares of the Fund may be purchased through securities dealers, brokers, independent financial advisors and others ("financial advisors") who have agreements with the Fund's distributor, Thornburg Securities Corporation ("TSC"), or through TSC in those states where TSC is registered. All orders are subject to acceptance by the Fund, and the Fund and TSC reserve the right to refuse any order in whole or in part.

The Fund also may issue one or more other classes of shares not offered through this Prospectus. Different classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Fund's distributor, TSC, at 1-800-847-0200 to obtain more information concerning the various classes of shares which may be available to them through their sales representatives. Investors may also obtain information respecting the different classes of shares through their financial advisor or other person who is offering or making available shares of the Fund.

NET ASSET VALUE

When you purchase shares, the price is based on the net asset value ("NAV") next determined after receipt of your order. The net asset value is the value of a share, and is computed for each class of the Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business. See "Transaction Details," below.

COMPENSATION TO FINANCIAL ADVISORS AND OTHERS

Financial advisors and financial intermediaries such as securities dealers, retirement plans, and trust companies who hold shares for investors ("intermediaries") may impose charges or fees in connection with selling or holding Fund shares. These amounts differ depending upon the class of shares, the identity of the financial advisor or intermediary, and how the investor holds Fund shares.

Commissions and other sales charges paid by the investor when buying or redeeming Fund shares are displayed for the Fund under the caption "Fees and Expenses of the Fund," and are described below under the captions "Buying Class A Shares" and "Buying Class C Shares."

Amounts which could be paid by the Fund in connection with Rule 12b-1 plans are displayed for the Fund under the caption "Fees and Expenses of the Fund," and are described below under the captions "Buying Class A Shares" and "Buying Class C Shares."

Thornburg and TSC may pay amounts from their own resources to financial advisors in connection with the financial advisors' marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," marketing or advertising support, or payments to assist in transaction processing and administrative support. Financial advisor firms may pay additional compensation to their representatives who sell Fund shares or to third party intermediaries with whom the financial advisor firms have agreements to sell Fund shares. Thornburg or TSC also may provide non-cash compensation to financial advisor firms including travel and lodging in connection with seminars or other educational programs.

Thornburg may pay amounts from its own resources to intermediaries for shareholder support and account maintenance, including account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing and distribution of reports and other information. These payments may be made based on a percentage of assets in specified accounts, the number of account holders, a flat amount, or a combination of these formulas. The Fund also may pay amounts for these services, to the extent that the services provided by these intermediaries replace services which would otherwise be provided by the Fund's transfer agent or other persons hired directly by the Fund.

In addition, some financial advisors and intermediaries may charge their account holders transaction fees, account or "wrap" fees and other amounts, which the investor can learn about by asking the financial advisor or intermediary.

BUYING CLASS A SHARES

Class A shares are sold subject to a front-end sales charge. The sales charge is deducted from the offering price when you purchase shares, and the balance is invested at NAV. The sales charge is shown in the table below. The sales charge is not imposed on shares that are purchased with reinvested dividends or other distributions. Class A shares are also subject to a Rule 12b-1 Service Plan, which provides for the Fund's payment to Thornburg of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder and distribution related services. Because this service fee is paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Because the annual fees for Class A shares of the Fund are lower than the fees for Class C shares of the Fund, any dividends paid by the Fund will be higher for the Class A shares of the Fund than for Class C shares of the Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares of the Fund for a given amount invested.

If you are among the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

At the time of purchase, each investor should provide to their financial advisor information on any existing investment in the Fund or intention to make further purchases in the future, so that the investor can take full advantage of sales charge discounts, or the Right of Accumulation or Letter of Intent described below. This information ordinarily can be shown by account statements for each account relied upon to obtain the sales charge reduction, showing the accountholder names, tax identification number, share amounts, transactions and other information which are a basis for the sales charge reduction. In addition, purchases under the Right of Accumulation may require additional information respecting your relationship to a family member or business entity whose account is considered in determining the accumulation amount.

You also may view the Fund's Prospectus, including this discussion of sales charges and waivers, by going to Thornburg Investment Management Mutual Funds on the Thornburg website at www.thornburg.com, and clicking the hyperlink to see the current Prospectus.

                                             Class A Shares
                                           Total Sales Charge
                                  As Percentage        As Percentage
                                  of Offering Price    of Net Asset Value
Less than $50,000                  4.50%                  4.71%
$50,000 to 99,999.99               4.00%                  4.17%
$100,000 to 249,999.99             3.50%                  3.63%
$250,000 to $499,999.99            3.00%                  3.09%
$500,000 to 999,999.99             2.00%                  2.04%
$1,000,000 and over                0.00%                  0.00%*

    * There is no sales charge on investments of $1 million or more made by a purchaser, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on any part or all of such an investment which is redeemed within 12 months of purchase. The CDSC may be subject to waiver or reduction. TSC intends to pay a commission (which may be paid in installments) to financial advisors who place an order for a single purchaser for the Fund of up to 1% for any portion of the order from $1 million to $2 million, 0.7% for any portion of the order exceeding $2 million up to $4 million, and 0.5% for any portion of the order exceeding $4 million. Payment of any such commission is subject to certain restrictions described in the Statement of Additional Information.

       At certain times, for specific periods, TSC may reallow up to the full sales charge to all financial advisors who sell Fund shares. These "full reallowances" may be based upon the financial advisor reaching specific minimum sales goals. TSC will reallow the full sales charge only after notifying all financial advisors who sell Fund shares. During such periods, financial advisors may be considered underwriters under securities laws.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION. If you intend to invest, over the course of 13 or fewer months, an amount of money in Class A shares that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a Letter of Intent ("LOI"). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of shares in the Fund to obtain the difference.
Purchases of Class A shares of different Thornburg Funds, made in your qualifying accounts (as defined below), will be counted in determining if the goal is met. The dollar price of each purchase of Thornburg Fund Class A shares, through each qualifying account, is added to the dollar price of the Class A shares you previously purchased under the LOI. Letters of Intent only apply to purchases made after the letter is signed and delivered to your financial advisor, and must reference the qualifying accounts.

You may qualify for a reduced sales charge under Rights of Accumulation when your current purchase of Class A shares of the Fund, added to the value of the Class A, Class B, Class C and Class D shares of all Thornburg Funds (except money market funds) in your qualifying accounts, passes one of the sales charge breakpoints displayed in the sales charge table for Class A shares shown above.

For purposes of any sales charge reductions for which you may qualify under either a Letter of Intent or Rights of Accumulation, "qualifying accounts" are defined as follows:

    - Accounts under your name (alone or with other accountholders) with your federal tax identification number, shown on the Fund's records as opened by the same financial advisor or firm through which you are making your current purchase of Class A shares.

    - Accounts under the name of persons in your household having the same mailing address as identified in your account application and opened by the same financial advisor or firm through which you are making your current purchase of Class A shares.

If you believe you qualify for these discounts as to any purchase, you must notify your financial advisor at the time of purchase to receive a reduced sales charge and must give all applicable account numbers as described above.

PLEASE NOTE: the discounts described above will not apply if shares are held through financial advisors or other financial services firms other than the financial advisor through which you are making your current purchase of shares. You should also note that these discounts do not apply to shares held in Thornburg Investment Management Separate Accounts.

SALES CHARGE WAIVERS. You may purchase Class A shares of the Fund with no sales charge if you notify TSC, the Fund's transfer agent (BFDS) or your financial advisor at the time you purchase shares that you belong to one of the categories below. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF A THORNBURG FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of the Fund and through the same account, up to the amount you previously redeemed.

AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF THORNBURG (or any investment company managed by Thornburg), TSC, any affiliated Thornburg Company, the Fund's Custodian bank or Transfer Agent and members of their families including trusts established for the benefit of the foregoing.

EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"); employees of financial planning firms who place orders for the Fund through a member in good standing with NASD; the families of both types of employees. Orders must be placed through an NASD member firm who has signed an agreement with TSC to sell Fund shares.

CUSTOMERS of bank trust departments, companies with trust powers, investment broker dealers and investment advisors who charge fees for service, including investment broker dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1% applies to shares redeemed within one year of purchase.

THOSE PERSONS WHO ARE DETERMINED BY THE TRUSTEES OF THE FUND to have acquired their shares under special circumstances not involving any sales expenses to the Fund or TSC.

PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUND provided that such purchases are made by: (i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; or (ii) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

PURCHASES PLACED BY AN EMPLOYER-SPONSORED RETIREMENT PLAN, provided the plan's administrator or other plan sponsor has, before July 1, 2007, established an account through which Class A shares have been purchased or has entered into an arrangement with Thornburg or TSC allowing for the purchase of such shares. For this purpose, "employer-sponsored retirement plans" include group profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code. Retail non-retirement accounts, individual retirement accounts ("IRAs"), Roth IRAs, SIMPLE IRAs, individual/solo 401(k) plans, individual profit sharing plans, individual 403(b) plans, Simplified Employee Pensions ("SEPs"), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered employer-sponsored retirement plans for which a sales charge waiver may be available.

PURCHASES BY CHARITIES. Charitable organizations or foundations, including trusts established for the benefit of charitable organizations or foundations, may purchase shares of the Fund without a sales charge. Thornburg or TSC intend to pay a commission of up to 1% to financial advisors who place orders for these purchases.

BUYING CLASS C SHARES. Class C shares are sold at the NAV next determined after your order is received. Class C shares are subject to a contingent deferred sales charge ("CDSC") of 1% if the shares are redeemed within one year of purchase. The percentage is calculated on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. Shares not subject to the CDSC are considered redeemed first. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions. The CDSC will be waived for shares redeemed because of (1) the death of the account holder, or (2) certain mandatory distributions from IRAs and other qualified retirement arrangements. In addition, the CDSC will be waived for redemptions under a systematic withdrawal plan within one year of purchase of up to 10% of the account value as of the time you set up the plan. See "Systematic Withdrawal Plan" below. The CDSC will not be charged for redemptions of Class C shares purchased through a qualified retirement plan when the administrator or other plan sponsor has entered into an agreement with the Fund's distributor, TSC, for a waiver of the CDSC. Class C shares are subject to a Rule 12b-1 Service Plan providing for payment of a service fee of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder and distribution related services. Class C shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for the sale and distribution of the Fund's shares and to pay for commissions and other distribution expenses. Because these service and distribution fees are paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

TSC will not accept any order for Class C shares which it is able to determine will exceed $1,000,000, when added together with the value of Class A, B, C and D shares in all Thornburg Funds owned by the investor through the same account or qualifying account as described under the Rights of Accumulation section. TSC may not be able to determine in every case if the limitation applies because shareholder account information may be maintained by financial advisors or other intermediaries, and may not be available to TSC. Investors planning large purchases of Class C shares, or cumulative purchases of Class C shares over time, should consult with their financial advisors about the higher annual fees for Class C shares and consider if it would be more advantageous to purchase Class A shares under a Letter of Intent or Right of Accumulation. See "Buying Class A Shares."

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares, either by selling them back to the Fund or by selling the shares through your financial advisor. Your shares will be redeemed by the Fund at the next share price ("NAV") calculated after your order is received in proper form. The amount of any CDSC will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. No CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. Share price is normally calculated at 4 p.m. Eastern time.

The Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days, after receipt by the Transfer Agent of a properly executed request for redemption. The Fund may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Fund to dispose of its securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors. No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. The Fund reserves the right to redeem the shares of any shareholder whose shares have a net asset value of less than $1,000. No contingent deferred sales charge will be imposed on such a mandatory redemption. The Fund will notify the shareholder before performing the redemption, and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. The Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

To sell shares in an account, you may use any of the following methods:

Written Instructions
--------------------
Mail your instructions to the Transfer Agent at the address shown on the back cover page. Instructions must include the following information:

   .  Your name
   .  The Fund's name
   .  Fund Account number
   .  Dollar amount or number of shares to be redeemed
   . Signature guarantee, if required (see below for instructions) . Signature (see below for signature instructions)

Signature Requirements
----------------------
     Individual, Joint Tenants, Tenants in Common, Sole Proprietor or General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

     UGMA or UTMA. Instructions must be signed by the custodian exactly as it appears on the account.

     Trust. Instructions must be signed by trustee, showing trustee's capacity. If trustee's name is not an account registration, provide a copy of trust document certified within the last 60 days.

     Corporation, Association. Instructions must be signed by person authorized to sign on account. A Medallion signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

     IRA or Retirement Account.  See IRA instructions or telephone
     1-800-847-0200.

     Executor, Administrator, Conservator, Guardian.  Telephone
     1-800-847-0200.

Telephone Redemption
--------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem by telephoning a Fund Support Representative at 1-800-847-0200. Money may be wired to your bank account designated on your account application or sent to you by check. If you did not complete the telephone redemption section of your account application, you may add this feature to your account. The minimum wire redemption amount is $1,000, and the minimum check redemption amount is $50. See "Investor Services," below, or telephone 1-800-847-0200.

Redeem Through Financial Advisor
--------------------------------
Consult with your financial advisor. Your financial advisor may charge a fee.

Internet Redemption
-------------------
You may redeem shares held in certain accounts by contacting Thornburg at its Website, www.thornburg.com, and following the instructions. A telephone redemption application must be completed to redeem via the internet. Not all accounts may permit this option.

Systematic Withdrawal Plan
--------------------------
Systematic withdrawal plans let you set up periodic redemptions from your account. The contingent deferred sales charge ("CDSC") imposed on redemptions of Class C shares within one year of purchase is waived for redemptions under a systematic withdrawal plan of up to 10% of the account value as of the date you set up the plan. Because of the sales charge on Class A shares of the Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares of the Fund on a regular basis. Minimum account size for this feature is $10,000, and the minimum payment is $50. Please telephone a Fund Support Representative at 1-800-847-0200.

Certain Requests Must Include a Medallion Signature Guarantee
-------------------------------------------------------------
It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a Medallion signature guarantee if any of the following situations apply:

 * You wish to redeem more than $25,000 worth of shares,
 * Your account registration has changed within the last 30 days,
 * The check is being mailed to a different address than the one on your account (record address),
 * The check is being made payable to someone other than the account owner,
 * The redemption proceeds are being transferred to a Thornburg account with a different registration, or
 * The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program ("STAMP"). The STAMP Medallion imprint is the only signature guarantee that will be accepted. A notary public cannot provide a Medallion signature guarantee.

INVESTOR SERVICES

Fund Information
----------------
Thornburg's telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern time. If you call during these times, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

   . Account statements after every transaction affecting your account. . Quarterly account statements.
   .  Financial reports (every six months).

Thornburg's Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Automatic Investment Plan
-------------------------
One easy way to pursue your financial goals is to invest money regularly, which you can do by signing up for Thornburg's Automatic Investment Plan. Under this plan, shareholders with existing accounts in the Fund can arrange for a predetermined amount of money to be withdrawn from their bank account and invested in the Fund's shares at periodic intervals. The minimum amount that can be invested in the Fund at each periodic interval is $100, unless a different minimum is specified by the financial advisor through whose brokerage account you are investing. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-847-0200 and speak to a Fund Support Representative for more information.

Exchanging Shares
-----------------
As a shareholder you have the privilege of exchanging shares of any class of the Fund for shares of the same class of another Thornburg Fund. You should note:

   . The Fund you are exchanging into must be qualified for sale in your state.
   . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
   . Before exchanging into another Thornburg Fund, read the Prospectus for that Fund.
   . Exchanges for shares of another Thornburg Fund will be treated as a sale of your shares for tax purposes and, therefore, an exchange may have tax consequences for you. See "Taxes" below for more information.
   . Each Thornburg Fund reserves the right to refuse any exchange, or temporarily or permanently terminate the exchange privilege of any investor or group, if in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose. See "Transaction Details - Excessive Trading" below.
   . Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder's right to redeem shares of the Fund.

The Fund reserves the right to terminate or modify the exchange privilege in the future.

Telephone Redemption
--------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares by telephone simply by calling a Fund Support Representative.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it Medallion signature guaranteed and send it to the address shown in the application.

The Fund, TSC, Thornburg and the Fund's Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Fund's Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Fund or its Transfer Agent could be liable if these procedures are not employed. These procedures may include recording of telephone transactions, sending written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

Street Name Accounts
--------------------
Some broker dealers, financial advisors and other financial services firms offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms. Neither the Fund nor its Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street-name through an account with a financial firm rather than directly in the shareholder's own name. Further, neither the Fund nor its Transfer Agent will be responsible to the investor for any loss to the investor due to the failure of a financial firm, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisors to learn about the different options available for owning mutual funds shares.

TRANSACTION DETAILS

The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. The Fund normally calculates its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern time. Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Equity securities held by the Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security's primary market, as of the close of that exchange preceding the time of the Fund's valuation. Quotations for foreign debt and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, or where the market value of an equity security held by the Fund is not readily available, the Trust's valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where the Fund's management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust's valuation and pricing committee decides whether or not to use the pricing service's valuation or to determine a fair value for the debt obligation. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security. A fair value is an estimated price and may vary from the prices obtained by other persons (including other mutual funds) in determining fair value.

An equity security's market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is not open for the entire scheduled day of trading. Additionally, an equity security's market value may be deemed not readily available under other circumstances identified by the Trustees, including when serious questions about the reliability of the security's market value are created by developments occurring after the most recent close of the security's primary exchange or market, but before the next close of business for the Fund, or by an unusual event or significant period of time occuring since the availability of a market quotation for the security. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a foreign exchange could become stale in some instances because of such events occurring after the close of that exchange. A debt obligation's market value may be deemed unreliable by the Fund's management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different than the price the Fund is likely to obtain if it sought a bid for the security.

Use of fair valuation procedures may reduce to some degree the ability of excessive traders to take advantage of arbitrage opportunities because of unreliable prices for portfolio securities, but is unlikely to eliminate excessive trading. See "Excessive Trading" for a discussion of the techniques used by Thornburg to reduce excessive trading. Because the Fund may own securities listed primarily on foreign exchanges which trade on days the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders cannot purchase or redeem Fund shares.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, Social Security or tax identification number and other information identifying you. We are required to reject any new account application if the required information is not provided.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchanging Shares" above and "Excessive Trading," below.

If you open or add to your account yourself rather than through your financial advisor please note the following:

   . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
   .  The Fund does not accept cash.
   . If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of the Fund or sell them through your financial advisor you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

The Fund may authorize certain securities broker dealers and other financial services firms to receive on its behalf purchase and redemption orders received in good form, and some of those financial firms may be authorized to designate other firms to receive purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by the authorized financial firm or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is received by the authorized financial firm or its designee.

Financial advisors, securities broker dealers and other persons offering shares of the Fund are not agents or otherwise acting on behalf of the Fund, TSC or Thornburg and the Fund, TSC and Thornburg are not responsible for errors or omissions of any financial advisor, securities broker dealer or other person offering mutual fund shares for sale. Investors should exercise care in selecting persons from whom they purchase investments.

EXCESSIVE TRADING

Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage the Fund's investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, the Fund's longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders' shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm the Fund's performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase the Fund's transaction costs.

The Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders, including monitoring trading activity. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Fund's investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Thornburg monitors trading activity in the Fund to identify excessive trading. What constitutes excessive trading for the Fund will vary from other Thornburg Funds, depending upon the objectives of that Fund, the nature of that Fund's portfolio securities at a given time and market factors. Thornburg reviews available information respecting shareholder transactions to detect excessive trading, considering various factors, such as the nature of securities held by the Fund (including whether any significant proportion of the Fund's securities is traded on foreign exchanges, is thinly traded or less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund's portfolio securities.

Purchase orders or exchanges may be restricted or refused by the Fund if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts believed by the Fund to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Fund reserves the right to refuse purchase orders or exchanges into the Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively). The Trust, Thornburg or TSC may enter into arrangements with firms that establish omnibus accounts, pursuant to which the omnibus accountholder temporarily or permanently agrees to place restrictions on any purchase or exchange of Fund shares by an investor within the account that meets certain specified criteria indicating that the purchase or exchange constitutes excessive trading. See also "Exchanging Shares" above.

Many Fund shares are now held through financial advisors, securities broker dealers, retirement plans, financial intermediaries and other persons who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the Investment Company Act of 1940, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees to provide Thornburg with information regarding investors who trade in Fund shares through the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net income and realized capital gains, if any, to shareholders each year. The Fund expects to declare dividends from net investment income daily and pay those dividends quarterly. Dividends from net investment income may fluctuate. The Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Distribution Options
--------------------
The Fund earns interest from bond, money market, and other investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. When you open an account, specify on your application how you want to receive your distributions. The Fund offers four options, (which you can change at any time).

Dividends
---------
1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the end of the quarter for which the distribution is made.

Capital Gains
-------------
1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of the Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on amounts represented by uncashed distribution checks.

Turnover and Capital Gains
--------------------------
The Fund does not intend to engage in short-term trading for profits. Nevertheless, when the Fund believes that a security will no longer contribute towards its reaching its goal, it will normally sell that security.

When the Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A mutual fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, the Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES

Federal Taxes - In General
--------------------------
Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner.
Prospective investors, and in particular persons who are not individuals, should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Fund.

Federal Tax Treatment of Distributions
--------------------------------------
Distributions to shareholders representing net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares, unless the distributions are "qualified dividend income" eligible for the reduced rate of tax on long term capital gains. The portion of distributions which is qualified dividend income because attributable to certain corporation dividends, will be taxed to noncorporate shareholders as net capital gain. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares
-------------------------------------------------------
Redemption or resale of shares by a shareholder will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or resale.

State Taxes
-----------
With respect to distributions of net investment income and capital gains from the Fund, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisors in that regard.

Prospective investors are urged to confer with their own tax advisors for more detailed information concerning state tax consequences.

ORGANIZATION OF THE FUND

The Fund is one of fourteen series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Fund is diversified. The Trustees are authorized to divide the Trust's shares into additional series and classes.

INVESTMENT ADVISOR

The Fund is managed by Thornburg Investment Management, Inc., ("Thornburg"). Thornburg performs investment management services for the Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class of shares of the Fund under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg's services to the Fund are supervised by the Trustees of Thornburg Investment Trust.

The annual investment advisory and administrative services fee rates for the Fund are .75% and .125%, respectively. The advisory fee rate for the Fund decreases as assets increase, as described in the Statement of Additional Information.

Thornburg may, from time to time, agree to waive its fees or to reimburse the Fund for expenses above a specified percentage of average daily net assets. Thornburg retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or expenses by the Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg's fees, the Fund will pay all other costs and expenses of its operations. The Fund will not bear any costs of sales or promotion incurred in connection with the distribution of shares, except as described above under "Opening Your Account - Buying Fund Shares".

Garrett Thornburg, a Trustee and Chairman of the Trust, is the controlling shareholder of both Thornburg and TSC.

Fund Portfolio Managers
-----------------------

The portfolio managers for the Fund are identified below. Portfolio management at Thornburg is a collegial process. Co-portfolio managers typically act in concert in making investment decisions for the Fund, but a co-portfolio manager may act alone in making an investment decision. Portfolio managers are assisted by other employees of Thornburg.
Additional information about the portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Fund, is included in the Statement of Additional Information.

George T. Strickland, a managing director of Thornburg, is a co-portfolio manager for Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund and Thornburg New York Intermediate Municipal Fund (the "Municipal Funds"). Mr. Strickland has been one of the persons primarily responsible for management of the Municipal Funds since 1998, and has performed municipal bond credit analysis and management since joining Thornburg in 1991.

Jason Brady, a managing director of Thornburg, has been the portfolio manager of Government Fund and Income Fund and a co-portfolio manager of Income Builder Fund since February 1, 2007. Mr. Brady joined Thornburg as an associate portfolio manager in October 2006 and was named a managing director in January 2007. Before joining Thornburg, Mr. Brady was a portfolio manager at another mutual fund management company, where he managed taxable fixed income securities across several sectors and strategies.

TRUSTEES

The Fund is managed by Thornburg under the supervision of the Trustees.
The Trust currently has eight Trustees, two of whom (Mr. Thornburg and Mr. McMahon) are considered "interested" persons of the Trust under the Investment Company Act of 1940, and six of whom are not interested persons. Biographical data about each of the Trustees appears below.

Garrett Thornburg, 62, Chairman of Trustees since 1987

     Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust, and is chairman of the board of directors of Thornburg Mortgage, Inc. a real estate investment trust listed on the New York Stock Exchange. Mr. Thornburg Founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, Thornburg Investment Trust in 1987, and Thornburg Mortgage, Inc. in 1993. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm's public finance department. He also was chief financial officer of New York State's Urban Development Corporation, and served as financial advisor to the State of New Mexico's Board of Finance. Mr. Thornburg is a director of National Dance Institute - New Mexico, Inc. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, 52, Trustee since 2001, member of Governance and Nominating Committee

     Brian McMahon is the president of Thornburg Investment Trust and president, chief executive officer and chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing the Trust's 14 current Funds, and currently oversees Thornburg's investment activities for the Funds and other clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon is a trustee of the Santa Fe Preparatory School, Santa Fe, New Mexico. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

David A. Ater, 62, Trustee since 1994, member of Audit Committee and Governance and Nominating Committee

     David Ater is a real estate developer and investor in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects. Mr. Ater also is a director and member of the audit committee of Thornburg Mortgage, Inc., a real estate investment trust. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including Santa Fe Economic Development, the United Way, The Santa Fe Opera and St. John's College. He received his BA from Stanford University.

David D. Chase, 66, Trustee since 2001, Chairman of Audit Committee

     David Chase is the chairman, president, chief executive officer and managing member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, a private equity fund in Santa Fe, New Mexico, and supervises investments in numerous portfolio companies.
     Mr. Chase was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Chase was a professor at Northern Arizona University from 1966 to 1978, teaching corporate finance, securities and banking courses. He has served various community and charitable organizations, including National Dance Institute-New Mexico, Inc., the School of American Research, and the BF Foundation. Mr. Chase received his BA in Economics and History from Principia College, an MBA in Finance from the Amos Tuck School at Dartmouth College, and a PhD in Finance from Arizona State University.

Eliot R. Cutler, 61, Trustee since 2004, Chairman of Governance and Nominating Committee

     Eliot Cutler is the resident partner in charge of the Beijing, China office of the law firm of Akin Gump Strauss Hauer & Feld, LLP. An environmental and land use lawyer for more than 25 years, he has participated in the planning, permitting, funding and construction of facilities for public and private sector clients. Mr. Cutler is a director of Thornburg Mortgage, Inc., a real estate investment trust and was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Cutler was associate director of the Office of Management and Budget under President Jimmy Carter. Mr. Cutler also served as legislative assistant to Senator Edmund S. Muskie and then as counsel to the Senate Subcommittee on the Environment. He helped draft the Clean Air Act, the Water Pollution Act, and the Environmental Policy Act. Mr. Cutler serves on the board of directors of the Edmund S. Muskie Foundation and as chairman of the board of visitors of the Edmund S. Muskie School of Public Service at the University of Southern Maine. Mr. Cutler received his BA cum laude from Harvard College and his JD from Georgetown University.

Susan H. Dubin, 58, Trustee since 2004, member of Audit Committee

     Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the Buckaroo Ball in Santa Fe, New Mexico, the Santa Fe Opera, the Battery Dance Company in New York City, and the National Dance Institute-New Mexico, Inc. She received her BA from Briarcliff College.

Owen D. Van Essen, 53, Trustee since 2004, member of Governance and Nominating Committee

     Owen Van Essen is the president of Dirks, Van Essen & Associates, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation, and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, 48, Trustee since 1996, member of Audit Committee

     James Weyhrauch is a real estate broker in Santa Fe, New Mexico. He is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe Mills, Inc., a Santa Fe, New Mexico manufacturer of tabletop and giftware products. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.



OUTSIDE BACK COVER
ADDITIONAL INFORMATION

Reports to Shareholders
   Shareholders will receive annual reports of the Fund containing financial statements audited by the Fund's independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor
   Thornburg Investment Management, Inc.
   119 East Marcy Street
   Santa Fe, New Mexico 87501

Distributor
   Thornburg Securities Corporation
   119 East Marcy Street
   Santa Fe, New Mexico 87501

Custodian
   State Street Bank & Trust Co.
   2 Avenue De Lafayette
   Boston, Massachusetts 02111

Transfer Agent
   Boston Financial Data Services
   Post Office Box 219017
   Kansas City, Missouri 64121-9017

General Counsel
   Legal matters in connection with the issuance of shares of the Fund are passed upon by Thompson, Rose & Hickey, P.A., 1751 Old Pecos Trail, Suite I, Santa Fe, New Mexico 87505.

Additional information about the Fund's investments in the Fund's Statement of Additional Information, which is available without charge upon request. Shareholders may make inquiries about the Fund, and investors may request copies of the SAI, and obtain other Fund information, by contacting Thornburg Securities Corporation at 119 East Marcy Street, Santa Fe, New Mexico 87501 (800) 847-0200. The Fund's current Statement of Additional Information also may be obtained on the Thornburg Website at www.Thornburg.com. The Fund's current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Fund (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by the Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund's shares are not registered or qualified for sale.

Thornburg Securities Corporation, Distributor
119 East Marcy Street
Santa Fe, New Mexico 87501
(800) 847-0200
www.thornburg.com

The Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.


Prospectus
THORNBURG STRATEGIC INCOME FUND

Institutional Class Shares

December 19, 2007


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares involve investment risks (including possible loss of principal), and are not deposits or obligations of, or guaranteed or endorsed by, and are not insured by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.


THORNBURG INVESTMENT MANAGEMENT



TABLE OF CONTENTS

Thornburg Strategic Income Fund

3    Investment Goals

3    Principal Investment Strategies

3    Principal Investment Risks

4    Past Performance of the Fund

4    Fees and Expenses of the Fund

5    Additional Information About Fund Investments, Investment
      Practices and Risks

8    Opening Your Account

8    Buying Fund Shares

9    Selling Fund Shares

10   Investor Services

11   Transaction Details

13   Dividends and Distributions

14   Taxes

14   Organization of the Fund

14   Investment Advisor

15   Trustees



Investment Goals
----------------
The Fund's primary investment goal is to seek a high level of current income. The Fund's secondary investment goal is some long-term capital appreciation. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

     * bonds and other debt obligations issued by domestic and foreign companies of any size (including lower rated "high yield" or "junk" bonds)
     *  mortgage-backed securities and other asset-backed securities
     *  convertible debt obligations
     * obligations issued by foreign governments (including developing countries)
     * collateralized mortgage obligations ("CMOs"), collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other structured finance arrangements
     * obligations of the U.S. Government and its agencies and sponsored entities
     *  other derivative instruments and structured notes
     *  zero coupon bonds and "stripped" securities
     * taxable municipal obligations and participations in municipal obligations

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such investment prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in interest rates, changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Value changes in response to interest rate changes also may be more pronounced for mortgage and other asset-backed securities owned by the Fund. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility. Some debt obligations may be backed by so-called "subprime" mortgages (which may be subject to a greater risk of default), making it difficult for the Fund to value its investment or to sell the investment in a timely manner or at an acceptable price.

Investments in debt obligations or equity securities issued by smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling the investments.

Foreign debt obligations or foreign equity securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, or could be downgraded by ratings agencies. Similarly, debt obligations issued by U.S. Government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as "agency obligations") are not direct obligations of the U.S. Government and may not be backed by the full faith and credit of the government. Consequently, these agency obligations may also be subject to default, delays in payment, or could be downgraded by ratings agencies.

Investments in structured finance arrangements, including credit derivatives such as CMOs, CDOs, CBOs and CLOs, involve the risks associated with the underlying pool of securities or other assets, and also may involve risks different or greater than the risks affecting the underlying assets. In particular, these investments may be less liquid than other debt obligations, making it difficult for the Fund to value its investment or sell the investment in a timely manner or at an acceptable price.

Investments in derivatives involve the risks associated with the securities or other assets underlying the derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to any derivative to perform its obligations to the Fund, the Fund's inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

The market value of any zero coupon bonds or "stripped" securities that the Fund may purchase will typically be more volatile than the value of a comparable, interest-paying bond. Zero coupon bonds and "stripped" securities are also subject to the risk that the Fund may have to recognize income on its investment and make distributions to shareholders before it has received any cash payments on its investment.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 5.

Past Performance of the Fund
----------------------------
No performance information is presented because the Fund commenced investment operations on or about December 19, 2007.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                      Class I
                                                      -------
   Maximum Sales Charge (Load) on Purchases            None
   (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on
   Redemptions (as a percentage of redemption
   proceeds or original purchase price, whichever
   is lower)                                           None

Annual Fund Operating Expenses (expenses that are deducted
-------------------------------   from Fund assets)
                                                      Class I
                                                      -------
   Management Fee                                      .75%
   Distribution and Service (12b-1) Fees               .00%
   Other Expenses                                     1.13%(1)
                                                     ------
   Total Annual Fund Operating Expenses               1.88%(2)

(1) Other expenses in the table are estimated for the current fiscal year, before expense reimbursements.
(2) Thornburg Investment Management, Inc. intends to waive fees and reimburse expenses so that actual Class I expenses do not exceed 0.99%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year     3 Years
                         ------     -------
Class I Shares:           $191       $591

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS, INVESTMENT PRACTICES, AND
RISKS

Information about the Fund's principal investment strategies and risks is provided at the beginning of this Prospectus. The information below provides more background about some of the investments described in the beginning of this Prospectus, and the risks associated with those investments. Additional information about the investment strategies that the Fund may pursue, including strategies that are not principal investment strategies of the Fund, is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Fund's policies and procedures with respect to the disclosure of Fund portfolio investments.

Principal Investment Strategies
-------------------------------
A "principal investment strategy" of the Fund is a strategy which is important in pursuing the Fund's investment objectives, and is anticipated will have a significant effect on its performance. In general, a security or investment strategy will not be considered a principal strategy of the Fund if it will not represent more than ten percent of the Fund's assets. It is important to remember, however, that the investment profile of the Fund will vary over time, depending on various factors. Over time, the Fund will invest different proportions of its assets in the investments it is permitted to purchase, and the Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Bonds and Other Debt Obligations
--------------------------------
Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The yields on debt obligations are dependent on a variety of factors, including the general money market, the size of a particular debt offering, the maturity of the debt obligation, and the rating of the issuer. The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations decreases. Some debt obligations permit the issuer to pay the debt before final maturity. Prepayment may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the debt obligation was purchased. If interest rates have declined, reinvestment of the prepayment proceeds by the Fund may result in a lower yield to the Fund. Debt obligations have varying degrees of quality and varying levels of sensitivity to changing interest rates. Prices of longer-term debt obligations are relatively more sensitive to interest rate changes than shorter term debt obligations.

Lower-quality debt obligations (sometimes called "junk" bonds or "high yield" securities) are rated below investment grade by the primary rating agencies, and are often considered to be speculative with respect to the issuer's continuing ability to make principal and interest payments. The market for lower-quality debt obligations may also be less liquid than investment-grade securities, making it difficult for the holders to value such obligations or sell them at an acceptable price.

Mortgage and Asset-Backed Securities
------------------------------------
Mortgage-backed securities represent interests in pools of mortgage loans. The securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Some mortgage-backed securities are not backed by the full faith and credit of the U.S. Government and some of these securities may be backed by so-called "subprime" mortgages. Mortgage-backed securities are a particular type of asset-backed security. Other asset-backed securities represent interests in pools of certain consumer loans, such as automobile loans and credit card receivables. Variations in interest rates and other factors may result in prepayments of the loans underlying these securities, reducing the income and potential for capital appreciation and requiring reinvestment of the prepayment proceeds by the Fund at lower interest rates. Additionally, in periods of rising interest rates these securities may suffer capital depreciation because of decreased prepayments.

Convertible Debt Obligations
----------------------------
Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by the Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

Collateralized Mortgage Obligations ("CMOs"), Collateralized Debt Obligations ("CDOs"), Collateralized Loan Obligations ("CLOs"), Collateralized Bond Obligations ("CBOs") and Other Structured Finance Arrangements
---------------------------------------------------------------------
The Fund may invest in certain structured finance arrangements. Some examples of current forms of structured finance arrangements in which the Fund may invest include credit derivatives such as CMOs, CDOs, CBOs and CLOs. Structured finance arrangements are issued by a trust or other special purpose entity and backed by an underlying pool of debt obligations. For example, CMOs are backed by a pool of U.S. Government insured mortgage-backed securities (such as GNMA certificates) or other mortgage loans that are not backed by the U.S. Government, CBOs are backed by a pool of fixed income securities (which may include high yield securities), and CLOs are backed by a pool of loans that may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. Some structured finance arrangements may be backed by so-called "subprime" mortgages. The Fund may invest in senior or junior "tranches" of structured finance arrangements, or in residual (sometimes referred to as "equity") interests in these arrangements. "Tranche" means a portion or "slice" of the full economic interest in the underlying assets of the arrangement. Junior tranches, and in particular residual interests, of these arrangements are subject to a greater risk of depreciation or loss than the senior tranches.

The Fund's investment in a structured finance arrangement entails the risks typically associated with an investment in the underlying debt obligations (e.g., the risk that the market value of the underlying debt obligations will vary with changes in prevailing interest rates). In addition, the market for structured finance arrangements may be less liquid than other debt obligations, making it difficult for the Fund to value its investment or sell its interest in the structured finance arrangement at an acceptable price. The distributions from the underlying pool of debt obligations may also be inadequate to make interest or other payments to the investor in the structured finance arrangement, or the trust or other entity organized to administer the pool may fail to make distribution payments to the Fund or otherwise perform poorly. Certain structured finance arrangements may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which may entail additional risks (see "Derivatives").

Obligations of the U.S. Government
----------------------------------
U.S. Government obligations include U.S. Treasury securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government. U.S. Government securities also include "agency obligations." Some agency obligations are backed by the full faith and credit of the U.S. Government but other agency obligations have limited support from the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings.

Derivatives
-----------
Derivative instruments are financial contracts whose value depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. Some examples of current forms of derivative instruments include futures, options, forward contracts, swaps, structured notes and credit derivatives (including credit default swaps and certain structured finance arrangements, which are described above in more detail). The Fund will invest in derivative instruments whenever Thornburg believes that the derivative is more attractive than the underlying product in pursuing the Fund's investment goals, or whenever the derivative offers Thornburg an effective way to hedge the risks of the Fund's other investments. The Fund's Statement of Additional Information contains a description of the various derivative instruments the Fund may utilize.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use of privately negotiated, over-the-counter ("OTC") derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for the Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also also involve the risk that changes in their value may not correlate perfectly with the asssets, rates, or indices they are designed to track.

Zero Coupon Bonds and "Stripped" Securities
-------------------------------------------
Zero coupon bonds are corporate or government-issued debt obligations that pay no interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond recognizes a rate of return determined by the gradual accretion in the value of the security.

A "stripped" security is a debt obligation that has been transformed into a zero coupon bond by creating a new security comprised of the separate income component of the debt obligation (commonly referred to as an "income only" or "I/O" security) or the separate principal component of the debt obligation (commonly referred to as a "principal only" or "P/O" security).

Because zero coupon bonds pay no interest, their value is generally more volatile than the value of a comparable, interest-paying bond. The Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Taxable Municipal Obligations
-----------------------------
Municipal debt obligations, which are often called "municipal obligations," are debt obligations which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations may be "general obligation bonds" or "revenue bonds." General obligation bonds are backed by the credit of the issuing government entity or agency, while revenue bonds are repaid from the revenues of a specific project such as a stadium, a waste treatment plant, or a hospital. Municipal obligations include notes, bonds, municipal leases and participation interests in these obligations. The Fund expects that any municipal obligations it purchases will pay interest which is subject to both federal and state income taxes.

Securities Ratings and Credit Quality
-------------------------------------
Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Corporation ("S&P") are considered "investment grade" obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." The lowest ratings of the investment grade debt obligations may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Debt obligations that are below investment grade are sometimes referred to as "high-yield" securities or"junk" bonds, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions.

Common Stocks and Equity Securities
-----------------------------------
Equity securities include common stocks, preferred stocks, convertible securities, warrants, American Depository Receipts ("ADRs"), partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Foreign Equity Securities and Foreign Corporate Debt Obligations
----------------------------------------------------------------
Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative changes. Further, governmental issuers may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

These risks may be more pronounced in developing countries. Investments in developing countries may be particularly subject to fluctuations in value, political instability, restrictions on foreign ownership or repatriation of earnings, delays in purchase or sale, high inflation rates, changes in exchange rates and controls, higher costs for converting foreign currencies, higher national debt levels, and abrupt changes in monetary and fiscal policies.

Debt Obligations Issued by Foreign Governments
----------------------------------------------
Debt obligations may be issued by foreign governments, including the governments of developing countries and "supra-national" entities such as the International Bank for Reconstruction and Development (commonly called the "World Bank"). The Fund's investments in these foreign debt obligations can be denominated in U.S. dollars or in foreign currencies.

The governmental issuers of these debt obligations may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative changes. In addition, the markets in some foreign countries may be more volatile and subject to less stringent investor protection and disclosure requirements, and it may be difficult for the Fund to sell the debt obligations in those markets. These risks may be more pronounced for the Fund's investments in debt obligations issued by developing countries.

Real Estate Investment Trusts
-----------------------------
Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which the Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of the Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITS issued in the United States, the risks that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or maintain its exemption from registration under the Investment Company Act of 1940.

Temporary Investments
---------------------
The Fund may purchase short-term, highly liquid securities such as time certificates of deposit, short-term U.S. Government securities and commercial paper. The Fund typically holds these securities under normal conditions pending investment of idle funds or to provide liquidity. The Fund also may hold assets in these securities for temporary defensive purposes. Investment in these securities for temporary periods could reduce the Fund's ability to attain its investment objectives.

OPENING YOUR ACCOUNT

Complete and sign an account application and give it, along with your check, to the Fund or to your financial intermediary. You may also open your account by wire or mail. If there is no application accompanying this prospectus, please call 1-800-847-0200. If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

If you open or add to your account yourself rather than through your financial advisor please note the following:

     * All of your purchases must be made in U. S. dollars.
     * Checks must be drawn on U. S. banks; the Fund does not accept cash.
     * If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its Transfer Agent have incurred.

When you buy shares of the Fund or sell them through your financial advisor, you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

BUYING FUND SHARES

The Institutional Class shares of the Fund are sold on a continuous basis with no initial sales charge or contingent deferred sales charge at the net asset value ("NAV") per share next determined after a purchase order is received by the Fund's transfer agent. The NAV of the Fund is computed at least once each day the Fund conducts business, by adding the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of shares outstanding. NAV is normally calculated at four o'clock
p. m. Eastern Time on each day the New York Stock Exchange is open.

Institutional Class shares of the Fund are subject to a Rule 12b-1 Service Plan, which permits the Fund to reimburse Thornburg for costs to obtain shareholder and distribution related services from persons who sell shares. The maximum annual reimbursement under the plan is 1/4 of 1% of the class's net assets, but Thornburg has advised that it has no current intention to seek a reimbursement of any expenses under the plan for Class I shares. Because this fee is paid out of the class's assets, payment of the fee on an ongoing basis would increase the cost of your investment and might cost more than paying other types of sales charges.
The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Investor Services" and "Transaction Details," below.

For individual investors and qualified institutions purchasing shares for their own account, the minimum amount to open an account is $2,500,000. The minimum amount to add to an account is $5,000. Qualified institutions include corporations, banks, insurance companies, trusts, endowments and foundations.

For investment dealers, financial advisors or other investment professionals, including bank trust departments and companies with trust powers, purchasing for accounts of others within a clearly defined fee based advisory program, the minimum amount to open an account is $100,000 per program.

For investment dealers, financial advisors or other investment professionals, including bank trust departments and companies with trust powers, purchasing for accounts of others within a clearly defined "wrap" asset allocation program or other fee-based brokerage account, the minimum amount to open an account is $2,500, unless otherwise specified by your program's provider. Consult your investment professional for your program minimum. The minimum for subsequent purchases is $100. Minimums may be waived under certain circumstances.

Institutional Class shares also may be available to purchasers who are determined under procedures established by the Trustees to have acquired their shares under special circumstances not involving any sales expenses to the Fund or the Distributor, and not involving any expected administrative service by the Fund or Thornburg exceeding services customarily provided for Institutional Class shares.

You may add to an existing account by mail, wire, or through your financial advisor. Add to your account by mailing a check payable to the Fund, and be sure to note your account number on the check. If you wish to add to an account by wire, telephone 1-800-847-0200 for wiring instructions. Add to an account through your financial advisor by telephoning your advisor.

You also may add to an account through the Automatic Investment Program. See "Investor Services," below, or telephone us at 1-800-847-0200 for details.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. The Fund reserves the right to redeem the shares of any shareholder whose shares have a net asset value of less than $1,000. The Fund will notify the shareholder before performing such a redemption, and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. The Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

Employees, officers, trustees, directors of any Thornburg Fund or Thornburg company, and their families or trusts established for the benefit of any of the foregoing, may also purchase Institutional Class shares.

NET ASSET VALUE

When you purchase shares, the price is based on the net asset value ("NAV") next determined after receipt of your order. The net asset value is the value of a share, and is computed for each class of the Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business. See "Transaction Details," below.

COMPENSATION TO FINANCIAL ADVISORS AND OTHERS

Securities dealers, brokers, independent financial advisors and others who sell or make available Fund shares to investors ("financial advisors"), and financial intermediaries such as securities dealers, retirement plans, and trust companies who hold shares for investors ("intermediaries") may impose charges or fees in connection with selling or holding Fund shares. These amounts differ depending upon the identity of the financial advisor or intermediary, and how the investor holds Fund shares.

Amounts which could be paid by the Fund in connection with Rule 12b-1 plans are described above under the caption "Buying Fund Shares." No such amounts are currently paid by the Fund with respect to Institutional Class shares.

Thornburg and the Fund's distributor ("TSC") may pay amounts from their own resources to financial advisors in connection with the financial advisors' marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," marketing or advertising support, or payments to assist in transaction processing and administrative support. Financial advisor firms may pay additional compensation to their representatives who sell Fund shares or to third party intermediaries with whom the financial advisor firms have agreements to sell Fund shares. Thornburg or TSC also may provide non cash compensation to financial advisor firms including travel and lodging in connection with seminars or other educational programs.

Thornburg may pay amounts from its own resources to intermediaries for shareholder support and account maintenance, including account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing and distribution of reports and other information. These payments may be made based on a percentage of assets in specified accounts, the number of account holders, a flat amount, or a combination of these formulas. The Fund also may pay amounts for these services, to the extent that the services provided by these intermediaries replace services which would otherwise be provided by the Fund's transfer agent or other persons hired directly by the Fund.

In addition, some financial advisors and intermediaries may charge their account holders transaction fees, account or "wrap" fees and other amounts, which the investor can learn about by asking the financial advisor or intermediary.

SELLING FUND SHARES

Shareholders can withdraw money from the Fund at any time by redeeming some or all of the shares in the account, either by selling them back to the Fund or by selling the shares through their financial advisor. The shares will be purchased by the Fund at the next share price ("NAV") calculated after the redemption order is received in proper form. Share price is normally calculated at 4 p.m. Eastern time. Please note the following:

   * Consult your financial advisor for procedures governing redemption through the advisor's firm.

   * Telephone redemptions over the wire generally will be credited to your bank account on the business day after your phone call (see "Telephone Redemption," below).

   * The Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

   * Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days after receipt by the Transfer Agent of a properly executed request for redemption.
      The Fund may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Fund to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

   * No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

To sell shares in an account, you may use any of the following methods:

Written Instructions
--------------------
Mail your instructions to the Transfer Agent at the address shown on the back cover page. Instructions must include the following information:

   .  Your name
   .  The Fund's name
   .  Fund Account number
   .  Dollar amount or number of shares to be redeemed
   . Signature guarantee, if required (see below for instructions) . Signature (see below for signature instructions)

Signature Requirements
----------------------
     Individual, Joint Tenants, Tenants in Common, Sole Proprietor or General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

     UGMA or UTMA. Instructions must be signed by the custodian exactly as it appears on the account.

     Trust. Instructions must be signed by trustee, showing trustee's capacity. If trustee's name is not in the account registration, provide a copy of trust document certified within the last 60 days.

     Corporation, Association. Instructions must be signed by person authorized to sign on account. A Medallion signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

     IRA or Retirement Account.  See IRA instructions or telephone
     1-800-847-0200.

     Executor, Administrator, Conservator, Guardian.  Telephone
     1-800-847-0200.

Telephone Redemption
--------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem by telephoning your Fund Support Representative at 1-800-847-0200. Money may be wired to your bank account designated on your account application or sent to you by check. If you did not complete the telephone redemption section of your account application, you may add this feature to your account. The minimum wire redemption amount is $1,000, and the minimum check redemption amount is $50. See "Investor Services," below for more details, or telephone 1-800-847-0200.

Redeem Through Financial Advisor
---------------------------------
Consult with your financial advisor. Your financial advisor may charge a fee.

Internet Redemption
-------------------
You may redeem shares held through certain accounts by contacting Thornburg at its Website, www.thornburg.com, and following the instructions. A telephone redemption application must be completed to redeem via the internet. Not all accounts may permit this option.

Systematic Withdrawal Plan
--------------------------
Systematic withdrawal plans let you set up periodic redemptions from your account. Minimum account size for this feature is $10,000, and the minimum payment is $50. Please telephone your Fund Support Representative at 1-800-847-0200.

Certain requests must include a Medallion Signature Guarantee
-------------------------------------------------------------
It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a Medallion signature guarantee if any of the following situations apply:

   *  You wish to redeem more than $25,000 worth of shares,

   *  Your account registration has changed within the last 30 days,

   * The check is being mailed to a different address than the one on your account (record address),

   * The check is being made payable to someone other than the account owner,

   * The redemption proceeds are being transferred to a Thornburg account with a different registration, or

   * The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program ("STAMP"). The STAMP Medallion imprint is the only signature guarantee that will be accepted. A notary public cannot provide a Medallion signature guarantee.

INVESTOR SERVICES

Fund Information
----------------
Thornburg's telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern time. If you call during these times, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

   . Account statements after every transaction affecting your account . Quarterly account statements.
   .  Financial reports (every six months).

Thornburg's Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Automatic Investment Plan
-------------------------
One easy way to pursue your financial goals is to invest money regularly, which you can do by signing up for Thornburg's Automatic Investment Plan. Under this plan, shareholders with existing accounts in the Fund can arrange for a predetermined amount of money to be withdrawn from their bank account and invested in the Fund's shares at periodic intervals. The minimum amount that can be invested in the Fund at each periodic interval is $100, unless a different minimum is specified by the financial advisor through whose brokerage account you are investing. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-847-0200 and speak to a Fund Support Representative for more information.

Exchanging Shares
-----------------
As a shareholder, you have the privilege of exchanging Class I shares of the Fund for Class I shares of other Thornburg Funds offering that class of shares. However, you should note the following:

   . The Fund you are exchanging into must be qualified for sale in your state.
   . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
   . Before exchanging into another Thornburg Fund, read the prospectus for that Fund.
   . Exchanges for shares of another Thornburg Fund will be treated as a sale of your shares for tax purposes and, therefore, an exchange may have tax consequences for you. See "Taxes" below for more information.
   . Each Thornburg Fund reserves the right to refuse any exchange, or temporarily or permanently terminate the exchange privilege of any investor or group, if in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose. See "Transaction Details; Excessive Trading" below.
   . Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder's right to redeem shares of any Fund.

The Fund reserves the right to terminate or modify the exchange privilege in the future.

Telephone Redemption
--------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem your shares by telephone simply by calling a Fund Support Representative. If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it Medallion signature guaranteed and send it to the address shown in the application.

The Fund, TSC, Thornburg and the Fund's Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Fund's Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Fund or its Transfer Agent could be liable if these procedures are not employed. These procedures may include recording of telephone transactions, providing written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

Street Name Accounts
--------------------
Some broker dealers, financial advisors and other financial services firms offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms. Neither the Fund nor its Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street-name through an account with a financial firm rather than directly in the shareholder's own name. Further, neither the Fund nor its Transfer Agent will be responsible to the investor for any loss to the investor due to the failure of a financial firm, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisors to learn about the different options available for owning mutual funds shares.

TRANSACTION DETAILS

The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. The Fund normally calculates its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern time. Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Equity securities held by the Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security's primary market, as of the close of that exchange preceding the time of the Fund's valuation. Quotations for foreign debt and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, or where the market value of an equity security held by the Fund is not readily available, the Trust's valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where the Fund's management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust's valuation and pricing committee decides whether or not to use the pricing service's valuation or to determine a fair value for the debt obligation. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security. A fair value is an estimated price and may vary from the prices obtained by other persons (including other mutual funds) in determining fair value.

An equity security's market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is not open for the entire scheduled day of trading. Additionally, an equity security's market value may be deemed not readily available under other circumstances identified by the Trustees, including when serious questions about the reliability of the security's market value are created by developments occurring after the most recent close of the security's primary exchange or market, but before the next close of business for the Fund, or by an unusual event or significant period of time occuring since the availability of a market quotation for the security. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a foreign exchange could become stale in some instances because of such events occurring after the close of that exchange. A debt obligation's market value may be deemed unreliable by the Fund's management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different than the price the Fund is likely to obtain if it sought a bid for the security.

Use of fair valuation procedures may reduce to some degree the ability of excessive traders to take advantage of arbitrage opportunities because of unreliable prices for portfolio securities, but is unlikely to eliminate excessive trading. See "Excessive Trading" for a discussion of the techniques used by Thornburg to reduce excessive trading. Because the Fund may own securities listed primarily on foreign exchanges which trade on days the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders cannot purchase or redeem Fund shares.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, and other information identifying you. We are required to reject any new account application if the required information is not provided.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchanging Shares", above, and "Excessive Trading," below.

When you buy shares of the Fund or sell them through your financial advisor you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

The Fund may authorize certain securities broker dealers and other financial services firms to receive on its behalf purchase and redemption orders received in good form, and some of those financial firms may be authorized to designate other firms to receive purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by the authorized financial firm or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is received by the authorized financial firm or its designee.

Financial advisors, securities broker dealers and other persons offering shares of the Fund are not agents or otherwise acting on behalf of the Fund, TSC or Thornburg. The Fund, TSC and Thornburg are not responsible for errors or omissions of any financial advisor, securities broker dealer or other person offering mutual fund shares for sale. Investors should exercise care in selecting persons from whom they purchase investments.

Excessive Trading
-----------------
Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage the Fund's investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, the Fund's longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders' shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm the Fund's performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase the Fund's transaction costs.

The Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders, including monitoring trading activity. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Fund's investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Thornburg monitors trading activity in the Fund to identify excessive trading. What constitutes excessive trading for the Fund will vary from other Thornburg Funds, depending upon the objectives of the Fund, the nature of the Fund's portfolio securities at a given time and market factors. Thornburg reviews available information respecting shareholder transactions to detect excessive trading, considering various factors, such as the nature of securities held by the Fund (including whether any significant proportion of the Fund's securities is traded on foreign exchanges, is thinly traded or less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund's portfolio securities.

Purchase orders or exchanges may be restricted or refused by the Fund if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts believed by the Fund to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Fund reserves the right to refuse purchase orders or exchanges into the Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively). The Trust, Thornburg or TSC may enter into arrangements with firms that establish omnibus accounts, pursuant to which the omnibus accountholder temporarily or permanently agrees to place restrictions on any purchase or exchange of Fund shares by an investor within the account that meets certain specified criteria indicating that the purchase or exchange constitutes excessive trading. See also "Exchanging Shares" above.

Many Fund shares are now held through financial advisors, securities broker dealers, retirement plans, financial intermediaries and other persons who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the Investment Company Act of 1940, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees to provide Thornburg with information regarding investors who trade in Fund shares through the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net income and realized capital gains, if any, to shareholders each year. The Fund expects to declare dividends from net investment income daily and pay those dividends quarterly. Dividends from net investment income may fluctuate. The Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Distribution Options. The Fund earns interest from bond, money market, and other investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. When you open an account, specify on your application how you want to receive your distributions. The Fund offers four options, which you can change at any time.

Dividends
---------
1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the end of the quarter for which the distribution is made.

Capital Gains
-------------
1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of the Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest or earnings are accrued or paid on amounts represented by uncashed distribution checks.

Turnover and Capital Gains. The Fund does not intend to engage in short-term trading for profits. Nevertheless, when the Fund believes that a security will no longer contribute towards its reaching its goal, it will normally sell that security.

When the Fund sells a security at a profit it realizes a capital gain.
When it sells a security at a loss it realizes a capital loss. A mutual fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, the Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES

Federal Taxes - In General
--------------------------
Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner.
Prospective investors, and in particular persons who are not individuals, should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Fund.

Federal Tax Treatment of Distributions
--------------------------------------
Distributions to shareholders representing net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares, unless the distributions are "qualified dividend income" eligible for the reduced rate of tax on long term capital gains. The portion of distributions which is qualified dividend income because attributable to certain corporation dividends, will be taxed to noncorporate shareholders as net capital gain. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares
-------------------------------------------------------
Redemption or resale of shares by a shareholder will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or resale.

State Taxes
-----------
With respect to distributions of net investment income and capital gains from the Fund, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisors in that regard.

Prospective investors are urged to confer with their own tax advisors for more detailed information concerning state tax consequences.

ORGANIZATION OF THE FUND

The Fund is one of fourteen series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Fund is diversified. The Trustees are authorized to divide the Trust's shares into additional series and classes.

INVESTMENT ADVISOR

The Fund is managed by Thornburg Investment Management, Inc., ("Thornburg"). Thornburg performs investment management services for the Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class of shares of the Fund under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg's services to the Fund are supervised by the Trustees of Thornburg Investment Trust.

The annual investment advisory and administrative services fee rates for Institutional Class shares of the Fund are .75% and .05%, respectively. The advisory fee rate for the Fund decreases as assets increase, as described in the Statement of Additional Information.

Thornburg may, from time to time, agree to waive its fees or to reimburse the Fund for expenses above a specified percentage of average daily net assets. Thornburg retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or reimbursement of expenses for the Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg's fees, the Fund will pay all other costs and expenses of its operations. The Fund will not bear any costs of sales or promotion incurred in connection with the distribution of Institutional Class shares, except as described above under "Buying Fund Shares".

Garrett Thornburg, a Trustee and Chairman of the Trust, is the controlling shareholder of both Thornburg and TSC.

Fund Portfolio Managers
-----------------------

The portfolio managers for the Fund are identified below. Portfolio management at Thornburg is a collegial process. Co-portfolio managers typically act in concert in making investment decisions for the Fund, but a co-portfolio manager may act alone in making an investment decision. Portfolio managers are assisted by other employees of Thornburg.
Additional information about the portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Fund, is included in the Statement of Additional Information.

George T. Strickland, a managing director of Thornburg, is a co-portfolio manager for Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund and Thornburg New York Intermediate Municipal Fund (the "Municipal Funds"). Mr. Strickland has been one of the persons primarily responsible for management of the Municipal Funds since 1998, and has performed municipal bond credit analysis and management since joining Thornburg in 1991.

Jason Brady, a managing director of Thornburg, has been the portfolio manager of Government Fund and Income Fund and a co-portfolio manager of Income Builder Fund since February 1, 2007. Mr. Brady joined Thornburg as an associate portfolio manager in October 2006 and was named a managing director in January 2007. Before joining Thornburg, Mr. Brady was a portfolio manager at another mutual fund management company, where he managed taxable fixed income securities across several sectors and strategies.

TRUSTEES

The Fund is managed by Thornburg under the supervision of the Trustees.
The Trust currently has eight Trustees, two of whom (Mr. Thornburg and Mr. McMahon) are considered "interested" persons of the Trust under the Investment Company Act of 1940, and six of whom are not interested persons. Biographical data about each of the Trustees appears below.

Garrett Thornburg, 62, Chairman of Trustees since 1987

     Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust, and is chairman of the board of directors of Thornburg Mortgage, Inc. a real estate investment trust listed on the New York Stock Exchange. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, Thornburg Investment Trust in 1987, and Thornburg Mortgage, Inc. in 1993. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm's public finance department. He also was chief financial officer of New York State's Urban Development Corporation, and served as financial advisor to the State of New Mexico's Board of Finance. Mr. Thornburg is a director of National Dance Institute - New Mexico, Inc. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, 52, Trustee since 2001, member of Governance and Nominating Committee

     Brian McMahon is the president of Thornburg Investment Trust and president, chief executive officer and chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing the Trust's 14 current Funds, and currently oversees Thornburg's investment activities for the Funds and other clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon is a trustee of the Santa Fe Preparatory School, Santa Fe, New Mexico. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

David A. Ater, 62, Trustee since 1994, member of Audit Committee and Governance and Nominating Committee

     David Ater is a real estate developer and investor in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects. Mr. Ater also is a director and member of the audit committee of Thornburg Mortgage, Inc., a real estate investment trust. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including Santa Fe Economic Development, the United Way, The Santa Fe Opera and St. John's College. He received his BA from Stanford University.

David D. Chase, 66, Trustee since 2001, Chairman of Audit Committee

     David Chase is the chairman, president, chief executive officer and managing member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, a private equity fund in Santa Fe, New Mexico, and supervises investments in numerous portfolio companies.
     Mr. Chase was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Chase was a professor at Northern Arizona University from 1966 to 1978, teaching corporate finance, securities and banking courses. He has served various community and charitable organizations, including National Dance Institute-New Mexico, Inc., the School of American Research, and the BF Foundation. Mr. Chase received his BA in Economics and History from Principia College, an MBA in Finance from the Amos Tuck School at Dartmouth College, and a PhD in Finance from Arizona State University.

Eliot R. Cutler, 61, Trustee since 2004, Chairman of Governance and Nominating Committee

     Eliot Cutler is the resident partner in charge of the Beijing, China office of the law firm of Akin Gump Strauss Hauer & Feld, LLP. An environmental and land use lawyer for more than 25 years, he has participated in the planning, permitting, funding and construction of facilities for public and private sector clients. Mr. Cutler is a director of Thornburg Mortgage, Inc., a real estate investment trust and was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Cutler was associate director of the Office of Management and Budget under President Jimmy Carter. Mr. Cutler also served as legislative assistant to Senator Edmund S. Muskie and then as counsel to the Senate Subcommittee on the Environment. He helped draft the Clean Air Act, the Water Pollution Act, and the Environmental Policy Act. Mr. Cutler serves on the board of directors of the Edmund S. Muskie Foundation and as chairman of the board of visitors of the Edmund S. Muskie School of Public Service at the University of Southern Maine. Mr. Cutler received his BA cum laude from Harvard College and his JD from Georgetown University.

Susan H. Dubin, 58, Trustee since 2004, member of Audit Committee

     Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the Buckaroo Ball in Santa Fe, New Mexico, the Santa Fe Opera, the Battery Dance Company in New York City, and the National Dance Institute-New Mexico, Inc. She received her BA from Briarcliff College.

Owen D. Van Essen, 53, Trustee since 2004, member of Governance and Nominating Committee

     Owen Van Essen is the president of Dirks, Van Essen & Associates, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation, and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, 48, Trustee since 1996, member of Audit Committee

     James Weyhrauch is a real estate broker in Santa Fe, New Mexico. He is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe Mills, Inc., a Santa Fe, New Mexico manufacturer of tabletop and giftware products. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.



OUTSIDE BACK COVER
ADDITIONAL INFORMATION

Reports to Shareholders
   Shareholders will receive annual reports of the Fund containing financial statements audited by the Fund's independent auditors, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor
   Thornburg Investment Management, Inc.
   119 East Marcy Street
   Santa Fe, New Mexico 87501

Distributor
   Thornburg Securities Corporation
   119 East Marcy Street
   Santa Fe, New Mexico 87501

Custodian
   State Street Bank & Trust Co.
   2 Avenue De Lafayette
   Boston, Massachusetts 02111

Transfer Agent
   Boston Financial Data Services
   Post Office Box 219017
   Kansas City, Missouri 64121-9017

General Counsel
   Legal matters in connection with the issuance of shares of the Fund are passed upon by Thompson, Rose & Hickey, P.A., 1751 Old Pecos Trail, Suite I, Santa Fe, New Mexico 87505.

Additional information about the Fund's investments in the Fund's Statement of Additional Information, which is available without charge upon request. Shareholders may make inquiries about the Fund, and investors may request copies of the SAI, and obtain other Fund information, by contacting Thornburg Securities Corporation at 119 East Marcy Street, Santa Fe, New Mexico 87501
(800) 847-0200. The Fund's current Statement of Additional Information also may be obtained on the Thornburg Website at www.Thornburg.com. The Fund's current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Fund (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by the Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund's shares are not registered or qualified for sale.

Thornburg Securities Corporation, Distributor
119 East Marcy Street
Santa Fe, New Mexico 87501
(800) 847-0200
www.thornburg.com

The Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.


                   Statement of Additional Information
                                   for
                     Thornburg Strategic Income Fund

                    119 East Marcy Street, Suite 202
                       Santa Fe, New Mexico 87501

     Thornburg Strategic Income Fund ("Strategic Income Fund") is an investment portfolio established by Thornburg Investment Trust (the "Trust"). This Statement of Additional Information relates to the investments made or proposed to be made by the Fund, investment policies governing the Fund, the Fund's management, and other issues of interest to a prospective purchaser of Class A, or Class C shares offered by the Fund.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's "Thornburg Strategic Income Fund" Prospectus dated December 19, 2007. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Fund's shares, Thornburg Securities Corporation, at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. No financial statements are available for the Fund as of the date of this Statement of Additional Information because the Fund commenced operations on or about December 19, 2007. This Statement of Additional Information is incorporated by reference into the Fund's "Thornburg Strategic Income Fund" Prospectus.

     The date of this Statement of Additional Information is December 19,
2007.



TABLE OF CONTENTS                                                         i

ORGANIZATION OF THE FUND                                                  1

INVESTMENT POLICIES                                                       2
  Lower-Quality Debt Obligations                                          2
  Mortgage-Backed Securities and Mortgage Pass-Through Securities         3
  Other Mortgage-Backed Securities                                        5
  Other Asset-Backed Securities                                           5
  Collateralized Mortgage Obligations ("CMOs")                            6
  FHLMC Collateralized Mortgage Obligations                               7
  Other Structured Finance Arrangements                                   7
  REITS and Other Real Estate-Related Instruments                         8
  Convertible Debt Obligations                                            8
  U.S. Government Obligations                                             9
  Purchase of Certificates of Deposit                                     9
  When-Issued Securities                                                  9
  Dollar Roll Transactions                                                9
  Swap Agreements, Caps, Floors, Collars                                 10
  Structured Notes                                                       11
  Eurodollar Transactions                                                12
  Indexed Securities                                                     12
  Repurchase Agreements                                                  12
  Reverse Repurchase Agreements                                          13
  Securities Lending                                                     13
  Illiquid Investments                                                   14
  Restricted Securities                                                  14
  Foreign Investments                                                    14
  Foreign Currency Transactions                                          15
  Futures Contracts                                                      16
  Futures Margin Payments                                                17
  Limitations on Futures and Options Transactions                        17
  Purchasing Put and Call Options                                        17
  Writing Put and Call Options                                           18
  Combined Positions                                                     18
  Correlation of Price Changes                                           19
  Liquidity of Options and Futures Contracts                             19
  OTC Options                                                            19
  Options and Futures Relating to Foreign Currencies                     19
  Asset Coverage for Futures and Options Positions                       20
  Zero Coupon Bonds and "Stripped" Securities                            20
  Municipal Obligations                                                  20
  Short Sales                                                            21

COMMODITY FUTURES TRADING REGISTRATION EXEMPTION                         21

INVESTMENT LIMITATIONS                                                   21

YIELD AND RETURN COMPUTATION                                             23
  Performance and Portfolio Information                                  23

REPRESENTATIVE PERFORMANCE INFORMATION                                   27

ADDITIONAL MATTERS RESPECTING TAXES                                      27
  Elections by the Fund-Subchapter M                                     27
  Backup Withholding                                                     27
  Distributions by Investment Companies-In General                       28
  Foreign Currency Transactions                                          28
  Foreign Withholding Taxes                                              29
  Redemption or Other Disposition of Shares                              29

DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS                                  30

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENT,
     AND ADMINISTRATIVE SERVICES AGREEMENT                               31
  Investment Advisory Agreement                                          31
  Proxy Voting Policies                                                  31
  Administrative Services Agreement                                      32

SERVICE AND DISTRIBUTION PLANS                                           32
  Service Plans - All Classes                                            32
  Class C Distribution Plan                                              32

PORTFOLIO TRANSACTIONS                                                   33

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS INFORMATION                  34
  Selective Disclosure of Nonpublic Holdings Information                 34
  Making Holdings Information Publicly Available                         35

MANAGEMENT                                                               36
  Committees of the Trustees                                             43
  Compensation of the Trustees                                           43
  Certain Ownership Interests of Trustees                                44
  Personal Securities Transactions of Personnel                          45

INFORMATION ABOUT PORTFOLIO MANAGERS                                     46
  Portfolio Manager Compensation                                         46
  Conflicts of Interest                                                  46
  Accounts Managed by Portfolio Managers                                 47
  Portfolio Managers' Ownership of Shares in the Fund                    47

NET ASSET VALUE                                                          47

DISTRIBUTOR                                                              48

ADDITIONAL INFORMATION RESPECTING PURCHASE
     AND REDEMPTION OF SHARES                                            48

BUSINESS CONTINUITY PLAN                                                 49

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                            49



ORGANIZATION OF THE FUND

     The Fund is a newly formed, diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trust currently has 14 active Funds, one of which is described in this Statement of Additional Information. The Fund was formed on October 4, 2007 and commenced operations on or about December 19, 2007. The Trustees are authorized to divide the Trust's shares into additional series and classes.

     The assets received for the issue or sale of shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the Trust's books of account, and are charged with the liabilities with respect to the Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to the Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of the Fund are entitled to receive the underlying assets of the Fund which are available for distribution.

     The Fund may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. ("Thornburg") in a manner substantially similar to the Fund. Shareholders of the Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the Fund and its shareholders.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

     State Street Bank and Trust, Boston, Massachusetts, is custodian of the assets of the Fund. The Custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.

INVESTMENT POLICIES

     The Fund seeks a high level of current income. As a secondary goal, the Fund seeks some long-term capital appreciation.

     The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

     The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

     * bonds and other debt instruments issued by domestic and foreign companies of any size (including lower rated "high yield" or "junk" bonds)
     *  mortgage-backed securities and other asset-backed securities
     *  convertible debt obligations
     * obligations issued by foreign governments (including developing countries)
     * collateralized mortgage obligations ("CMOs"), collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other structured finance arrangements
     * obligations of the U.S. Government and its agencies and sponsored entities
     *  other derivative instruments and structured notes
     *  zero coupon bonds and "stripped" securities
     * taxable municipal obligations and participations in municipal obligations

     The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

     The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

     The following discussion supplements the disclosures in the Prospectus respecting the investment policies, techniques and investment limitations of the Fund.

Lower-Quality Debt Obligations
------------------------------
     The Fund may purchase lower-quality debt obligations (those rated below Baa by Moody's or BBB by S&P, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for high-yield corporate debt obligations has continued to grow throughout the past few decades, with the U.S. Corporate High Yield market reaching $600 billion. In the past several years, issuance has reached new peaks as returns have been generally strong. In 2007, the U.S. Corporate High Yield market has experienced positive returns but negative price appreciation. Past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. While annual returns during the 2003 through 2006 recovery have averaged just over 13 percent, the period from 1996 through 2002 saw total annualized returns average below one percent. Not surprisingly, this period also coincided with higher incidence of default among this "speculative grade" group of securities. In 2007, the relative deterioration in the U.S. and global economic outlook led some market participants to price into their corporate balance sheets the potential for deterioration in the performance of the high-yield bond market.

     The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------
     The Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Such pools may be purchased by the Fund. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities
--------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. The Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below. Thornburg will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements" below). If otherwise consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral").
The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for the Fund to value its investment in the CMO or sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations
-----------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements
-------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. The Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars." CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. The Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the market for CDOs may be less liquid than other debt obligations, making it difficult for the Fund to value its investment or sell its interest in the CDO at an acceptable price. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

REITs and Other Real Estate-Related Instruments
-----------------------------------------------
     The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which the Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. The Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

     Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of the Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITS issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

Convertible Debt Obligations
----------------------------
     Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by the Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation).

     Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

U.S. Government Obligations
---------------------------
     The Fund may invest in obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Purchase of Certificates of Deposit
-----------------------------------
     The Fund may invest in certificates of deposit issued by domestic and foreign banks, including foreign branches of domestic banks. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Securities" below).

When-Issued Securities
----------------------
     The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery
securities may be more or less than the purchase price.   The Fund does not
believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will maintain in a segregated account liquid assets at least equal in value to commitments for when-issued or forward delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or forward delivery commitments.

Dollar Roll Transactions
------------------------
     The Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund.
Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.
 These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Swap Agreements, Caps, Floors, Collars
--------------------------------------
     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.
Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Fund believes these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined, the Fund will have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Structured Notes
----------------
     The Fund may invest in structured notes, which are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

     Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Eurodollar Instruments
----------------------
     The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Indexed Securities
------------------
     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements
---------------------
     In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements
-----------------------------
     In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending
------------------
     The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Illiquid Investments
--------------------
     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Fund and, through reports from Thornburg, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also Thornburg may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures and methods reviewed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities
---------------------
     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Foreign Investments
-------------------
     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.
There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions
-----------------------------
     The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with their investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to the Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts," below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Futures Contracts
-----------------
     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments
-----------------------
     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Limitations on Futures and Options Transactions
-----------------------------------------------
     The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Purchasing Put and Call Options
-------------------------------
     By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options
----------------------------
     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions
------------------
     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Correlation of Price Changes
----------------------------
     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts
------------------------------------------
     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options
-----------
     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by the Fund in those instruments are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies
-------------------------------------------------
     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions" above.

Asset Coverage for Futures and Options Positions
------------------------------------------------
     The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Zero Coupon Bonds and "Stripped" Securities
-------------------------------------------
     Zero coupon bonds are corporate or government-issued debt obligations that pay no interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond recognizes a rate of return determined by the gradual appreciation in the market value of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity (with the discount typically decreasing as the maturity date approaches), as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.

     A "stripped" security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a "principal only" or "P/O" security, while the interest component is often referred to as an "income only" or "I/O" security.

     Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. The Fund may have to recognize income on any zero coupon bonds that it holds and make distributions to shareholders before the Fund has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Municipal Obligations
---------------------
     The Fund may invest in a variety of types of municipal obligations. Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.
Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. The yields on municipal obligations are dependent on a variety of factors, including the condition of the general market and the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Short Sales
-----------
     The Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

COMMODITY FUTURES TRADING REGISTRATION EXEMPTION

     The Trust and the Fund have claimed exclusions from the definition of "commodity pool operator" under the Commodity Exchange Act, as amended, and are therefore not subject to registration or regulation as a commodity pool operator under that Act.

INVESTMENT LIMITATIONS

      The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

As a matter of fundamental policy, the Fund shall not:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2)  issue senior securities, except as permitted under the 1940 Act;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, nor shall it prevent the Fund from holding real estate as a result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt obligations or to repurchase agreements.

     The following investment limitations are not fundamental and may be changed without shareholder approval:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions."

YIELD AND RETURN COMPUTATION

Performance and Portfolio Information
-------------------------------------
     The Fund will from time to time display performance information, including yield, dividend returns total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

     All performance figures are calculated separately for Class A and Class C shares. The figures are historical, and do not predict future returns. Actual performance will depend upon the specific investments held by the Fund, and upon the Fund's expenses for the period.

     Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, the Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period;
(4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     For the Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier.
Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Fund's yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value ("NAV") over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking the Fund's maximum sales charge into account. Excluding the Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAVs are not adjusted for sales charges, if any.

     The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or
total return for a specified period.   A short-term moving average NAV is
the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications such as "MONEY" magazine, "Forbes" and "BARRON's" also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

     The Fund may be compared in advertising to Certificates of Deposit ("CDs") or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while the Fund may offer greater liquidity or higher potential returns than CDs, the Fund does not guarantee a shareholder's principal or return, and Fund shares are not FDIC insured.

     Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. ("Ibbotson"), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

     The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or ndices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, the Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. The Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum indicators show the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

REPRESENTATIVE PERFORMANCE INFORMATION

     No performance information is available for the Fund as of the date of this Statement of Additional Informaiton.

ADDITIONAL MATTERS RESPECTING TAXES

    The following discussion summarizes certain federal tax considerations generally affecting the Fund and shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Elections by the Fund -Subchapter M
------------------------------------
     The Fund intends to elect and qualify for treatment as a regulated investment company under Subchapter M of the Code.

     If in any year the Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although the Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

Backup Withholding
------------------
     Each shareholder will be notified annually by the Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 28% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

     Nonresident alien individuals and foreign entities are not subject to the backup withholding noted in the preceding paragraph, but must certify their foreign status by furnishing IRS Form W-8 to their account application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. These shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Although under certain treaties residents of certain foreign countries may qualify for a reduced rate of withholding or an exemption from withholding, the Fund may not reduce any such withholding for foreign residents otherwise permitted a reduced rate of withholding or exemption.

Distributions by Investment Companies - In General
--------------------------------------------------
     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxes as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain.
Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     The Code generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions attributable to income on bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations." Some hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Foreign Currency Transactions
-----------------------------
     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes
-------------------------
     Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

     Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty (30)-day period (ninety
(90)-day period for preferred shares)beginning fifteen (15) days (forty-five (45)-days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

Redemption or Other Disposition of Shares
-----------------------------------------
     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment. This provision may be applied to successive acquisitions of stock.

     The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. The Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns.

DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS

     When an investor or the investor's financial advisor makes an initial investment in shares of the Fund, the Transfer Agent will open an account on the books of the Fund, and the investor or financial advisor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates - the investor or the financial advisor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     Any distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive periodic distributions of net investment income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS, AND
ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement
-----------------------------
     Pursuant to an Investment Advisory Agreement in respect of the Fund, Thornburg Investment Management, Inc. ("Thornburg" or the "advisor"), 119 East Marcy Street, Santa Fe, New Mexico 87501, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund's investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

     Thornburg is paid a fee by the Fund, in the percentage amounts set forth in the table below:

Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                    .75%
$500 million to $1 billion          .675%
$1 billion to $1.5 billion          .625%
$1.5 billion to $2 billion          .575%
Over $2 billion                      .50%

     The fee paid by the Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, the Fund will pay all other costs and expenses of its operations. The Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption "Management."

Proxy Voting Policies
---------------------
     Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Fund. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the "Policy") adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

     The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust's audit committee for direction on the vote or a consent to vote on Thornburg's recommendation.

     The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg may or may not accept these recommendations. Thornburg may decline to vote in various situations, including cases where an issue is not relevant to the Policy's voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

     Information respecting the voting of proxies relating to specific securities of the Fund is available on the Thornburg website
(www.Thornburg.com).

Administrative Services Agreements
----------------------------------
     Administrative services are provided to each class of shares issued by the Fund under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to the Fund's Class A and Class C shares provides that the class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

SERVICE AND DISTRIBUTION PLANS

Service Plans - All Classes
---------------------------
     The Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act ("Service Plan") which is applicable to Class A and Class C shares of the Fund. The Plan permits the Fund to pay to Thornburg (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse Thornburg for specific expenses incurred by it in connection with certain shareholder services and the distribution of the Fund's shares to investors. Thornburg may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Fund and transactions with the Fund. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and reimbursed to Thornburg in later years.

Class C Distribution Plan
-------------------------
     The Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act, applicable only to the Class C shares of the Fund ("Distribution Plan"). The Distribution Plan provides for the Fund's payment to the Fund's principal underwriter, Thornburg Securities Corporation ("TSC") on a monthly basis of an annual distribution fee of ..75% of the average daily net assets attributable to the Fund's Class C shares.

     The purpose of the Distribution Plan applicable to the Fund is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C shares from amounts it receives under the Distribution Plan. TSC also may incur additional distribution-related expenses in connection with its promotion of Class C shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares. Because each Distribution Plan is a compensation type plan, TSC can earn a profit in any year when Fund payments exceed TSC's actual expenses. The Fund is not liable for any expenses incurred by TSC in excess of the compensation it received from the Fund.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Fund's investment advisor, Thornburg Investment Management, Inc. (Thornburg) pursuant to its authority under the Fund's investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

     Thornburg, in effecting purchases and sales of fixed income securities for the account of the Fund, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

     Similarly, Thornburg places orders for transactions in equity securities for the Fund in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

     Thornburg may execute the Fund's portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Fund may be useful to Thornburg in rendering investment management services to the Fund. The receipt of such research may not reduce Thornburg's normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

     Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

     It is Thornburg's policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are "brokerage or research services" as that term is defined in
Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg's investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg's policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

     Thornburg may use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with Thornburg Securities Corporation ("TSC") if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Trustees that the benefits available from Thornburg's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDING INFORMATION

     The Trustees have adopted policies and procedures respecting and limiting the circumstances under which information respecting the Fund's current portfolio holdings information may be disclosed to persons not associated with the Fund, Thornburg, or the Distributor. The objective in adopting these policies and procedures is to reduce the exposure of the Fund and its shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Fund's portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg's policies prohibiting securities transactions using nonpublic "insider" information. Neither the Fund nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Fund's portfolio holdings.


Selective Disclosure of Nonpublic Holdings Information
------------------------------------------------------
     Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons under circumstances where Thornburg determines that it is necessary or desirable to do so. Accordingly, information may be disclosed on an as needed basis to persons who provide services to the Fund such as accountants, legal counsel, custodians, securities pricing agents who value Fund assets, financial consultants to the Fund or investment advisor, mutual fund analysts, broker dealers who perform portfolio trades for the Fund, and certain other persons. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed. The policy permits disclosures to be made to persons not otherwise specified in the policy with the approval of Thornburg's president (under specified limitations), the Trustees or the Trustees' Governance and Nominating Committee.

     As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements to disclose the Fund's nonpublic portfolio holdings information to the following persons:

                                                         Time Lag Between
                                                       Date of Information
Name of Recipient            Frequency              and Date of Disclosure
-----------------            ---------              ----------------------
PricewaterhouseCoopers LLP   Annually and as        One month or less,
                             necessary in           depending on the date
                             connection with the    of request
                             audit services it
                             provides to the
                             Fund

Institutional Shareholder
Services, Inc.               Daily                          None

State Street Bank and
Trust                        Daily                          None

Reuters                      Daily                          None

FT Interactive Data          Daily                          None

FactSet                      Daily                          None

Standard & Poor's/J.J.
Kenny Co.                    Daily                          None

Bear Stearns Pricing
Direct Inc.                  Daily                          None

GCOM Solutions               Monthly                 One month or less
                                                     depending on the date
                                                     of request

Electra Information
Systems, Inc.                Daily                          None

OMGEO LLC                    Daily                          None

Making Holdings Information Publicly Available
----------------------------------------------
     The policy and procedures provides for periodic public disclosure of portfolio holdings information, as follows:

     Disclosure of portfolio holdings of the Fund on a publicly available website maintained by the Trust or Thornburg. In practice, the Trust will typically display the Fund's portfolio holdings information approximately 30 days after the end of the calendar month for which the information is displayed (e.g. June 30 information will be displayed on July 31), except that portfolio hedging information is typically displayed on a quarterly basis.

     Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

     Disclosure of portfolio holdings of the Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

     Corrective disclosure by making portfolio holdings information available in any case where it becomes apparent nonpublic information has been disclosed other than in accordance with these policies and procedures.

     Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.

MANAGEMENT

     The Fund, together with Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund and Thornburg International Growth Fund are separate "series" or investment portfolios of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The general supervision of these Funds, including the general supervision of Thornburg's performance of its duties under the Investment Advisory Agreements and Administrative Services Agreements applicable to these Funds, is the responsibility of the Trust's Trustees. There are eight Trustees, two of whom are "interested persons" (as the term "interested" is defined in the 1940 Act) and six of whom are not interested persons. The names of Trustees and executive officers and their principal occupations and affiliations during the past five years are set forth below.



Interested Trustees
-------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------
Garrett           Chairman     Trustee     Chairman and controlling       Fourteen    Director of
Thornburg, 62     of Trustees  Since       shareholder of Thornburg                   Thornburg
                  (3)          1987 (4)    Investment Management, Inc.                Mortgage,
                                           (investment advisor) and                   Inc. (real
                                           Thornburg Securities                       estate
                                           Corporation (securities                    investment
                                           dealer); Chairman of Thornburg             trust)
                                           Limited Term Municipal Fund, Inc.
                                           (registered investment company)
                                           to 2004; CEO and Chairman
                                           of Thornburg Mortgage, Inc.
                                           (real estate investment
                                           trust); Chairman
                                           of Thornburg Mortgage
                                           Advisory Corporation (investment
                                           manager to Thornburg
                                           Mortgage, Inc.).

Brian J. McMahon, Trustee,     Trustee     CEO, President, Managing       Fourteen      None
52                President,   Since       Director, Chief Investment
                  Member of    2001;       Officer & Co-Portfolio Manager
                  Governance   President   of Thornburg Investment
                  & Nominating Since 1997; Management, Inc.; President
                  Committee    (4)(6)      of Thornburg Limited Term
                  (5)                      Municipal Fund, Inc. to 2004






Independent Trustees
--------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
---------------------------------------------------------------------------------------------------
David A. Ater,   Trustee,      Trustee     Principal in Ater &            Fourteen      Director of
62               Member of     Since       Associates, Santa Fe, New                    Thornburg
                 Audit         1994 (4)    Mexico (developer, planner                   Mortgage,
                 Committee and             and broker of residential and                Inc.(real
                 Governance &              commercial real estate) owner,               estate
                 Nominating                developer and broker for                     investment
                 Committee                 various real estate projects.                trust)

David D.         Trustee,      Trustee     Chairman, President, CEO and   Fourteen      None
Chase, 66        Chairman of   Since       Managing Member of Vestor
                 Audit         2000 (4)    Associates, LLC, the general
                 Committee                 partner of Vestor Partners, LP,
                                           Santa Fe, NM (private entity
                                           fund); Chairman and CEO of Vestor
                                           Holdings, Inc., Santa Fe, NM
                                           (merchant bank).

Eliot R.         Trustee,      Trustee     Partner, Akin, Gump, Strauss,   Fourteen     Director of
Cutler, 61       Chairman of   Since       Hauer & Feld, LLP, Washington,               Thornburg
                 Governance    2004 (4)    D.C. (law firm)                              Mortgage, Inc.
                 & Nominating                                                           (real estate
                 Committee                                                              investment
                                                                                        trust)

Susan H.         Trustee,      Trustee     President of Dubin              Fourteen     None
Dubin, 59        Member of     Since       Investment, Ltd., Greenwich,
                 Audit         2004 (4)    Connecticut (private investment
                 Committee                 fund); Director and officer
                                           of various charitable
                                           organizations.

Owen D.          Trustee,      Trustee     President of Dirks, Van         Fourteen     None
Van Essen,       Member of     Since       Essen & Murray, Santa Fe
54               Governance    2004 (4)    New Mexico (newspaper mergers
                 & Nominating              and acquisitions).
                 Committee

James W.         Trustee,      Trustee     Real estate broker, Santa Fe    Fourteen     None
Weyhrauch, 48    Member of     Since       Properties, Santa Fe,
                 Audit         1996 (4)    NM (since 2004); President &
                 Committee                 CEO from 1997-2004 & Vice
                                           Chairman, 2004 to date, Nambe
                                           Mills, Inc., Santa Fe, NM
                                           (manufacturer).

Officers of the Fund (who are not Trustees) (7)
-----------------------------------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------

George T.        Vice          Vice        Co-Portfolio Manager, Vice     Not           Not
Strickland, 44   President     President   President and Managing         applicable    applicable
                               Since       Director of Thornburg
                               1996 (6)    Investment Management, Inc.;
                                           Vice President (to 2004) and
                                           Treasurer (to 2004) of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc.

William V.        Vice         Vice        Portfolio Manager,Co-          Not         Not
Fries, 68         President    President   Portfolio Manager, Vice        applicable  applicable
                               Since 1995  President and Managing
                               (6)         Director of Thornburg
                                           Investment Management, Inc.


Leigh Moiola,    Vice          Vice        Vice President and Managing    Not           Not
40               President     President   Director of Thornburg          applicable    applicable
                               Since 2001  Investment Management,
                               (6)         Inc.; Vice President of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc. to
                                           2004.

Kenneth          Vice          Vice        Vice President & Managing      Not         Not
Ziesenheim, 53   President     President   Director of Thornburg          applicable  applicable
                               Since 1995  Investment Management, Inc.;
                               (6)         President of Thornburg
                                           Securities Corporation;
                                           Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc. to 2004.

Alexander        Vice          Vice        Portfolio Manager, Co-         Not        Not
Motola, 37       President     President   Portfolio Manager, Vice        applicable  applicable
                               Since 2001  President, and Managing
(6)	       Director of Thornburg
                                           Investment Management, Inc.

Wendy Trevisani,  Vice         Vice        Co-Portfolio Manager           Not           Not
36                President    President   since 2006, Managing Director  applicable    applicable
                               Since 1999  since 2004, Vice President
                               (6)         and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Joshua Gonze,     Vice         Vice        Co-Portfolio Manager since   Not           Not
44                President    President   2007, Managing Director      applicable    applicable
                               Since 1999  since 2004, Associate
                               (6)         Portfolio Manager and Vice
                                           President of Thornburg
                                           Investment Management, Inc.;
                                           Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc. to 2004

Brad Kinkelaar,   Vice         Vice        Co-Portfolio Manager since     Not           Not
39                President    President   2002, Managing Director        applicable    applicable
                               Since 1999  since 2004, Vice President
                               (6)         of Thornburg Investment
                                           Management, Inc.

Christopher       Vice         Vice        Co-Portfolio Manager since      Not          Not
Ihlefeld, 37      President    President   2007, Managing Director since   applicable   applicable
                               Since 2003  2006, and Associate Portfolio
                               (4)         Manager and Vice President
                                           since 2002 of Thornburg
                                           Investment Management, Inc.;
                                           Vice President of Limited Term
                                           Municipal Fund, Inc., 2003-2004

Leon              Vice         Vice        Managing Director since 2007    Not          Not
Sandersfeld, 41   President    President   and Associate since 2002 of     applicable   applicable
                               Since 2003  Thornburg Investment Management,
                               (4)         Inc.; Senior Staff Accountant,
                                           Farm Bureau Life Insurance
                                           Company to 2002.

Sasha Wilcoxon,   Vice         Vice        Managing Director and          Not           Not
33                President;   President   Secretary since 2007,          applicable    applicable
                  Secretary    Since 2003  Associate, Mutual
                               Secretary   Fund Support Service
                               since 2007  Department Manager since
                               (6)         2002, and Associate of Thornburg
                                           Investment Management, Inc.


Ed Maran,         Vice         Vice        Co-Portfolio Manager since      Not          Not
49                President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager since 2002 of Thornburg
                                           Investment Management, Inc.

Vinson            Vice         Vice        Co-Portfolio Manager since      Not          Not
Walden, 37        President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager since 2002 of Thornburg
                                           Investment Management, Inc.,

Van              Vice         Vice         Associate of Thornburg          Not           Not
Billops, 41      President    President    Investment Management, Inc.     Applicable    Applicable
                              Since 2006

Thomas          Vice          Vice         Vice President and Managing     Not           Not
Garcia, 35      President     President    Director since 2004 and         Applicable    Applicable
                              since 2006   Associate Portfolio Manager
                                           of Thornburg Investment
                                           Management, Inc.

Lei             Vice          Vice         Co-Portfolio Manager and        Not           Not
Wang, 36        President     President    Managing Director since 2006,   Applicable    Applicable
                              since 2006   and Associate Portfolio
                                           Manager since 2004 of Thornburg
                                           Investment Management, Inc.;
                                           Associate, Enso Capital
                                           Management, LLC 2002-2004.

Connor            Vice        Vice         Co-Portfolio Manager and        Not            Not
Browne, 28        President   President    Managing Director since         Applicable     Applicable
                              since 2006   2006, and Associate
                                           Portfolio Manager of
                                           Thornburg Investment
                                           Investment Management, Inc.

Jason             Vice        Vice         Co-Portfolio Manager since      Not            Not
Brady, 33         President   President    2006 and Managing Director      Applicable     Applicable
                              since 2007   since 2007 of Thornburg
                                           Investment Management, Inc.;
                                           Portfolio Manager, Fortis
                                           Investments 2005-2006;
                                           Associate, Fidelity Investments
                                           2003-2004; Associate, Lehman
                                           Brothers to 2002.

Brian             Vice        Vice         Co-Portfolio Manager and        Not            Not
Summers, 35       President   President    Managing Director since 2007    Applicable     Applicable
                              since 2007   and Associate Portfolio
                                           Manager, 2005-2006, of
                                           Thornburg Investment
                                           Management, Inc.; Senior Analyst,
                                           Institutional Shareholder Service
                                           2003-2004.

Lewis              Vice        Vice        Co-Portfolio Manager and        Not           Not
Kaufman, 32        President   President   Managing Director since 2007,   Applicable    Applicable
                                           and Associate Portfolio Manager
                                           since 2005 of Thornburg Investment
                                           Management, Inc.; Associate,
                                           Citigroup, 2003-2004.

(1)     Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)     The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 14 separate investment "Funds" or "series."
        Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 14 Funds of the Trust.  Each Trustee oversees the 14 Funds of the Trust.
(3)     Mr. Thornburg is considered an "interested" Trustee under the Investment
        Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 14 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(4)     Each Trustee serves in office until the election and qualification of a successor.
(5)     Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.
(6)     The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)     Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.


Committees of the Trustees
--------------------------
     The Trustees have an Audit Committee, which is comprised of four Trustees who are not interested persons, David D. Chase (chairman), David
A. Ater, Susan H. Dubin and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will (i) evaluate performance of the Trust's auditors, (ii) review planning, scope and staffing of audits, (iii) review results of audits with the auditors, (iv) receive and review reports from auditors respecting auditor independence, and (v) require the Trust's legal counsel to report to the committee any matter which may have a significant effect on any of the Trust's financial statements. The Audit Committee is responsible for the selection of the Fund's independent registered public accounting firm which audits the annual financial statements of the Fund. The Audit Committee evaluates the independence of the independent registered public accounting firm based on information provided by the accounting firm and the investment advisor, and meets with representatives of the independent registered public accounting firm and the investment advisor to discuss, consider and review matters related to the Fund's accounting and financial reports. The committee held five meetings in the Trust's fiscal year ended September 30, 2007.

     The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, Eliot R. Cutler (chairman), David A. Ater, Brian J. McMahon and Owen D. Van Essen. Mr. Cutler, Mr. Ater and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is president of the Fund's investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will (i) conduct evaluations of the performance of the Trustees, the Audit Committee and the Governance and Nominating Committee in accordance with the Trust's Corporate Governance Procedures and Guidelines (the "Governance Procedures"), (ii) select and nominate individuals for election as Trustees of the Trust who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and (iii) perform the additional functions specified in the Governance procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust's Procedure for Shareholder Communications to Trustees. The committee was, until December 5, 2004, charged primarily with nomination responsibilities, and was reconstituted on that date as the Governance and Nominating Committee. The committee held two meetings in the Trust's fiscal year ended September 30, 2007.

Compensation of Trustees
------------------------
     The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. The Trust currently compensates each Trustee who is not an interested person of the Trust at an annual rate of $36,000 payable quarterly. In addition, each Trustee is compensated $2,500 for each meeting or independent session of independent Trustees attended by the Trustee in person or by telephone; except that the meeting compensation is $1,000 for each meeting or session attended by telephone after the first meeting or session attended by telephone in any calendar year. General meetings of Trustees on two successive days are considered one meeting for this purpose, and an independent session of independent Trustees similarly is not considered a separate meeting for this purpose if held within one day before or after any general meeting of Trustees or independent session of independent Trustees.

     The Trust compensates each member of the Audit Committee and the Governance and Nominating Committee $1,000 for each committee meeting attended. The Trust pays the chairman of each committee an additional annual compensation of $2,000, payable quarterly. The Trust reimburses each Trustee for travel and out-of-pocket expenses incurred by the Trustee in connection with attending meetings. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the year ended September 30, 2007 as follows:



                         Pension or
                         Retirement      Estimated      Total
           Aggregate     Benefits        Annual         Compensation
           Compensation  Accrued as      Benefits       from Trust and
Name of    from          Part of         Upon           Fund Complex
Trustee    Trust         Fund Expenses   Retirement     Paid to Trustee
--------   ------------  -------------   -------------  ---------------
Garrett
Thornburg       0             0                0              0

David A.
Ater          $54,500         0                0             $54,500

David D.
Chase         $52,000         0                0             $52,000

Eliot R.
Cutler        $50,000         0                0             $50,000

Susan H.
Dubin         $50,000         0                0             $50,000

Brian J.
McMahon         0             0                0              0

Owen D.
Van Essen     $50,500                                        $50,500

James W.
Weyhrauch     $50,000         0                0             $50,000




Certain Ownership Interests of Trustees
---------------------------------------
Column (2) of the following table shows the dollar range of shares owned beneficially by each Trustee in each Fund of the Trust as of December 31, 2006.

       (1)               (2)                         (3)                   (4)
                                                                       Aggregate
                                                                       Dollar Range
                                                                       of Securities
                                                 Dollar Range          in all Funds
                                                 of Securities         of the Trust
Name of Trustee     Name of Fund                 in each Fund          as of 12/31/06
---------------     ----------------             -------------         -------------

Garrett Thornburg   Thornburg New Mexico         over $100,000
                    Intermediate Municipal
                    Fund

                    Thornburg Value Fund         over $100,000

                    Thornburg International      over $100,000
                    Value Fund

                    Thornburg Core Growth        over $100,000
                    Fund

                    Thornburg Investment         over $100,000
                    Income Builder Fund

                    Thornburg Global             over $100,000
                    Opportunities Fund
                                                                        over $100,000

Brian J. McMahon    Thornburg Limited Term       over $100,000
                    Municipal Fund

                    Thornburg Intermediate       over $100,000
                    Municipal Fund

                    Thornburg New Mexico         over $100,000
                    Intermediate Municipal
                    Fund

                    Thornburg Value Fund         over $100,000

                    Thornburg International      over $100,000
                    Value Fund

                    Thornburg Core Growth        over $100,000
                    Fund

                    Thornburg Investment         over $100,000
                    Income Builder Fund

                    Thornburg Global             over $100,000
                    Opportunities Fund
                                                                        over $100,000

David A. Ater       Thornburg Value Fund         over $100,000

                    Thornburg International      over $100,000
                    Value Fund

                    Thornburg Core Growth        over $100,000
                    Fund

                    Thornburg Global             over $100,000
                    Opportunities Fund
                                                                        over $100,000

David D. Chase      Thornburg International      $1 - $10,000
                    Value Fund

                    Thornburg Core Growth        $1 - $10,000
                    Fund
                                                                        $1 - $10,000

Eliot R. Cutler     Thornburg Limited Term       $1 - $10,000
                    Municipal Fund

                    Thornburg International      over $100,000
                    Value Fund

                    Thornburg Growth Fund        $50,001 - $100,000

                    Thornburg Investment         $10,001 - $50,000
                    Income Builder Fund

                    Thornburg Global             $10,001 - $50,000
                    Opportunities Fund
                                                                        over $100,000

Susan H. Dubin      Thornburg International      $10,001 - $50,000
                    Value Fund

                    Thornburg Global             $10,001 - $50,000
                    Opportunities Fund

                    Thornburg Core Growth        $10,001 - $50,000
                    Fund
                                                                     $50,001 - $100,000

Owen Van Essen      Thornburg New Mexico         over $100,000
                    Intermediate Municipal Fund

                    Thornburg Limited Term       over $100,000
                    U.S. Government Fund

                    Thornburg Value Fund         over $100,000

                    Thornburg International
                    Value Fund                   over $100,000

                    Thornburg Investment         over $100,000
                    Income Builder Fund

                    Thornburg Global
                    Opportunities Fund           over $100,000

                    Thornburg Core Growth        $1 - $10,000
                    Fund
                                                                       over $100,000

James W.            Thornburg Value Fund         $50,001 - $100,000
Weyhrauch
                    Thornburg International      $10,001 - $50,000
                    Value Fund

                    Thornburg Core Growth        $50,001 - $100,000
                    Fund

                    Thornburg Investment         $50,001 - $100,000
                    Income Builder Fund

                    Thornburg Global             $10,001 - $50,000
                    Opportunities Fund
                                                                       over $100,000



Personal Securities Transactions of Personnel
---------------------------------------------
     The Trust, the investment advisor to the Trust, and the distributor for the Company and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Fund. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.

INFORMATION ABOUT PORTFOLIO MANAGERS

Displayed below is additional information about the portfolio managers identified in the Prospectus.

Portfolio Manager Compensation
------------------------------
     The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest
---------------------
     Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager's management of the Fund's investments and the manager's management of other accounts. These conflicts could include:

     - Allocating a favorable investment opportunity to one account but not another.

     - Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

     - Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

     - Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

     The Trust's investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager's management of the Fund's investments and the manager's management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Managers
--------------------------------------
     Set out below for each of the co-portfolio managers named in the Prospectus is information respecting the accounts managed by the manager. The information presented is current as of September 30, 2007. The information includes the Fund or Funds as to which each individual is a portfolio or co-portfolio manager. Except as noted below, as of September 30, 2007, the advisory fee for each of the accounts was not based on the investment performance of the account.

George T. Strickland
--------------------
Registered Investment Companies:  Accounts:  5    Assets: $1,946,756,696
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 243   Assets: $831,310,529

Jason Brady
-----------
Registered Investment Companies:  Accounts:  4    Assets: $4,465,166,992
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts:  40   Assets: $155,712,663

Portfolio Managers' Ownership of Shares in the Fund
----------------------------------------------------

Displayed below for each of the co-portfolio managers named in the Prospectus is the dollar range of the individual's beneficial ownership of shares in the Fund or Funds as to which the individual is a manager. The information presented is current as of September 30, 2007. In each case, the dollar range listed may include shares owned by the portfolio or co-portfolio manager through the manager's self-directed account in Thornburg's retirement plan. In addition to the holdings noted below, each of the co-portfolio managers is a participant in Thornburg's profit sharing plan, which invests in shares of the Fund.

George T. Strickland
--------------------
Limited Term National Fund     $50,001 - $100,000
Intermediate National Fund     $50,001 - $100,000
Limited Term California Fund         None
Intermediate New Mexico Fund   $100,001 - $500,000
Intermediate New York Fund           None

Jason Brady
-----------
Government Fund                      None
Income Fund                          None
Income Builder Fund                  None

NET ASSET VALUE

     The Fund will calculate its net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

DISTRIBUTOR

     Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation ("TSC") acts as principal underwriter of the Fund as well as of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund and Thornburg International Growth Fund.

     The Fund does not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months' notice.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.

ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

     To the extent consistent with state and federal law, the Fund may make payments of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder. The Fund may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

     Certain purchases of $1 million or more qualify for purchase without a sales charge, and Thornburg or TSC may pay compensation to financial advisors who place orders of $1 million or more, as more, as more specifically described in the Fund's Prospectus. However, to the extent shares of a fund purchased pursuant to this exception to the ordinary sales charge on Class A shares are held for more than 12 months but are redeemed less than 18 months after purchase, no compensation will be paid to financial advisors under this program for reinvestment otherwise qualifies for the exception to the sales charge for purchases of $1 million or more. Thornburg and TSC reserve the right to make judgments respecting these payments of compensation in reinvestment of redemption proceeds, in their reasonable discretion.

BUSINESS CONTINUITY PLAN

     Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with these plans, TSC and Thornburg have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for the Fund.


                   Statement of Additional Information
                                  for
                      Institutional Class Shares
                                   of
                     Thornburg Strategic Income Fund

                    119 East Marcy Street, Suite 202
                       Santa Fe, New Mexico 87501

     Thornburg Strategic Income Fund ("Strategic Income Fund") is an investment portfolio established by Thornburg Investment Trust (the "Trust"). This Statement of Additional Information relates to the investments made or proposed to be made by the Fund, investment policies governing the Fund, the Fund's management, and other issues of interest to a prospective purchaser of Institutional Class shares offered by the Fund.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's "Thornburg Strategic Income Fund - Institutional Class Shares" Prospectus dated December 19, 2007. A copy of the Institutional Class Prospectus may be obtained at no charge by writing to the distributor of the Fund's Institutional Class shares, Thornburg Securities Corporation, at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     This Statement of Additional Information is incorporated by reference into the Fund's "Thornburg Strategic Income Fund - Institutional Class Shares" Prospectus.

     The date of this Statement of Additional Information is December 19,
2007.


TABLE OF CONTENTS                                                         i

ORGANIZATION OF THE FUND                                                  1

INVESTMENT POLICIES                                                       2
  Lower-Quality Debt Obligations                                          3
  Mortgage-Backed Securities and Mortgage Pass-Through Securities         3
  Other Mortgage-Backed Securities                                        5
  Other Asset-Backed Securities                                           5
  Collateralized Mortgage Obligations ("CMOs")                            6
  FHLMC Collateralized Mortgage Obligations                               7
  Other Structured Finance Arrangements                                   7
  REITS and Other Real Estate-Related Instruments                         8
  Convertible Debt Obligations                                            8
  U.S. Government Obligations                                             9
  Purchase of Certificates of Deposit                                     9
  When-Issued Securities                                                  9
  Dollar Roll Transactions                                                9
  Swap Agreements, Caps, Floors, Collars                                 10
  Structured Notes                                                       11
  Eurodollar Transactions                                                12
  Indexed Securities                                                     12
  Repurchase Agreements                                                  12
  Reverse Repurchase Agreements                                          13
  Securities Lending                                                     13
  Illiquid Investments                                                   14
  Restricted Securities                                                  14
  Foreign Investments                                                    14
  Foreign Currency Transactions                                          15
  Futures Contracts                                                      17
  Futures Margin Payments                                                17
  Limitations on Futures and Options Transactions                        17
  Purchasing Put and Call Options                                        17
  Writing Put and Call Options                                           18
  Combined Positions                                                     18
  Correlation of Price Changes                                           19
  Liquidity of Options and Futures Contracts                             19
  OTC Options                                                            19
  Options and Futures Relating to Foreign Currencies                     19
  Asset Coverage for Futures and Options Positions                       20
  Zero Coupon Bonds and "Stripped" Securities                            20
  Municipal Obligations                                                  20
  Short Sales                                                            21

COMMODITY FUTURES TRADING REGISTRATION EXEMPTION                         21

INVESTMENT LIMITATIONS                                                   21

YIELD AND RETURN COMPUTATION                                             23
  Performance and Portfolio Information                                  23

REPRESENTATIVE PERFORMANCE INFORMATION                                   26

ADDITIONAL MATTERS RESPECTING TAXES                                      27
  Elections by the Fund-Subchapter M                                     27
  Backup Withholding                                                     27
  Distributions by Investment Companies-In General                       27
  Foreign Currency Transactions                                          28
  Foreign Withholding Taxes                                              28
  Redemption or Other Disposition of Shares                              29

DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS                                  30

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENT,
     AND ADMINISTRATIVE SERVICES AGREEMENT                               30
  Investment Advisory Agreement                                          30
  Proxy Voting Policies                                                  31
  Administrative Services Agreement                                      31

SERVICE PLAN                                                             32

PORTFOLIO TRANSACTIONS                                                   32

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS INFORMATION                  34
  Selective Disclosure of Nonpublic Holdings Information                 34
  Making Holdings Information Publicly Available                         35

MANAGEMENT                                                               35
  Committees of the Trustees                                             42
  Compensation of the Trustees                                           42
  Certain Ownership Interests of Trustees                                43
  Personal Securities Transactions of Personnel                          44

INFORMATION ABOUT PORTFOLIO MANAGERS                                     45
  Portfolio Manager Compensation                                         45
  Conflicts of Interest                                                  45
  Accounts Managed by Portfolio Managers                                 45
  Portfolio Managers' Ownership of Shares in the Fund                    46

NET ASSET VALUE                                                          46

DISTRIBUTOR                                                              47

ADDITIONAL INFORMATION RESPECTING PURCHASE
     AND REDEMPTION OF SHARES                                            47

BUSINESS CONTINUITY PLAN                                                 47

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                            47



ORGANIZATION OF THE FUND

     The Fund is a newly formed, diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trust currently has 14 active Funds, one of which is described in this Statement of Additional Information. The Fund was formed on October 4, 2007 and commenced operations on or about December 19, 2007. The Trustees are authorized to divide the Trust's shares into additional series and classes.

     The assets received for the issue or sale of shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the Trust's books of account, and are charged with the liabilities with respect to the Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to the Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of the Fund are entitled to receive the underlying assets of the Fund which are available for distribution.

     The Fund may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. ("Thornburg") in a manner substantially similar to the Fund. Shareholders of the Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the Fund and its shareholders.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

     State Street Bank and Trust, Boston, Massachusetts, is custodian of the assets of the Fund. The Custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.

INVESTMENT POLICIES

     The Fund seeks a high level of current income. As a secondary goal, the Fund seeks some long-term capital appreciation.

     The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

     The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

     * bonds and other debt instruments issued by domestic and foreign companies of any size (including lower rated "high yield" or "junk" bonds)
     *  mortgage-backed securities and other asset-backed securities
     *  convertible debt obligations
     * obligations issued by foreign governments (including developing countries)
     * collateralized mortgage obligations ("CMOs"), collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other structured finance arrangements
     * obligations of the U.S. Government and its agencies and sponsored entities
     *  other derivative instruments and structured notes
     *  zero coupon bonds and "stripped" securities
     * taxable municipal obligations and participations in municipal obligations

     The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

     The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

     The following discussion supplements the disclosures in the Prospectus respecting the investment policies, techniques and investment limitations of the Fund.

Lower-Quality Debt Obligations
------------------------------
     The Fund may purchase lower-quality debt obligations (those rated below Baa by Moody's or BBB by S&P, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for high-yield corporate debt obligations has continued to grow throughout the past few decades, with the U.S. Corporate High Yield market reaching $600 billion. In the past several years, issuance has reached new peaks as returns have been generally strong. In 2007, the U.S. Corporate High Yield market has experienced positive returns but negative price appreciation. Past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. While annual returns during the 2003 through 2006 recovery have averaged just over 13 percent, the period from 1996 through 2002 saw total annualized returns average below one percent. Not surprisingly, this period also coincided with higher incidence of default among this "speculative grade" group of securities. In 2007, the relative deterioration in the U.S. and global economic outlook led some market participants to price into their corporate balance sheets the potential for deterioration in the performance of the high-yield bond market.

     The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------
     The Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Such pools may be purchased by the Fund. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities
--------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. The Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below. Thornburg will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements" below). If otherwise consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral").
The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for the Fund to value its investment in the CMO or sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations
-----------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements
-------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. The Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars." CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. The Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the market for CDOs may be less liquid than other debt obligations, making it difficult for the Fund to value its investment or sell its interest in the CDO at an acceptable price. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

REITs and Other Real Estate-Related Instruments
-----------------------------------------------
     The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which the Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. The Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

     Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of the Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITS issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

Convertible Debt Obligations
----------------------------
     Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by the Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation).

     Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

U.S. Government Obligations
---------------------------
     The Fund may invest in obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Purchase of Certificates of Deposit
-----------------------------------
     The Fund may invest in certificates of deposit issued by domestic and foreign banks, including foreign branches of domestic banks. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Securities" below).

When-Issued Securities
----------------------
     The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery
securities may be more or less than the purchase price.   The Fund does not
believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will maintain in a segregated account liquid assets at least equal in value to commitments for when-issued or forward delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or forward delivery commitments.

Dollar Roll Transactions
------------------------
     The Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund.
Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.
 These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Swap Agreements, Caps, Floors, Collars
--------------------------------------
     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.
Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Fund believes these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined, the Fund will have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Structured Notes
----------------
     The Fund may invest in structured notes, which are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

     Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Eurodollar Instruments
----------------------
     The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Indexed Securities
------------------
     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements
---------------------
     In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements
-----------------------------
     In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending
------------------
     The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Illiquid Investments
--------------------
     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Fund and, through reports from Thornburg, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also Thornburg may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures and methods reviewed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities
---------------------
     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Foreign Investments
-------------------
     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.
There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions
-----------------------------
     The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with their investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to the Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts," below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Futures Contracts
-----------------
     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments
-----------------------
     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Limitations on Futures and Options Transactions
-----------------------------------------------
     The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Purchasing Put and Call Options
-------------------------------
     By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options
----------------------------
     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions
------------------
     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Correlation of Price Changes
----------------------------
     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts
------------------------------------------
     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options
-----------
     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by the Fund in those instruments are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies
-------------------------------------------------
     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions" above.

Asset Coverage for Futures and Options Positions
------------------------------------------------
     The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Zero Coupon Bonds and "Stripped" Securities
-------------------------------------------
     Zero coupon bonds are corporate or government-issued debt obligations that pay no interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond recognizes a rate of return determined by the gradual appreciation in the market value of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity (with the discount typically decreasing as the maturity date approaches), as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.

     A "stripped" security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a "principal only" or "P/O" security, while the interest component is often referred to as an "income only" or "I/O" security.

     Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. The Fund may have to recognize income on any zero coupon bonds that it holds and make distributions to shareholders before the Fund has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Municipal Obligations
---------------------
     The Fund may invest in a variety of types of municipal obligations. Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.
Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. The yields on municipal obligations are dependent on a variety of factors, including the condition of the general market and the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Short Sales
-----------
     The Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

COMMODITY FUTURES TRADING REGISTRATION EXEMPTION

     The Trust and the Fund have claimed exclusions from the definition of "commodity pool operator" under the Commodity Exchange Act, as amended, and are therefore not subject to registration or regulation as a commodity pool operator under that Act.

INVESTMENT LIMITATIONS

      The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

As a matter of fundamental policy, the Fund shall not:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2)  issue senior securities, except as permitted under the 1940 Act;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, nor shall it prevent the Fund from holding real estate as a result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt obligations or to repurchase agreements.

     The following investment limitations are not fundamental and may be changed without shareholder approval:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions."

YIELD AND RETURN COMPUTATION

Performance and Portfolio Information
-------------------------------------
     The Fund will from time to time display performance information, including yield, dividend returns total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

     Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, the Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period;
(4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     For the Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier.
Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Fund's yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value ("NAV") over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking the Fund's maximum sales charge into account. Excluding the Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAVs are not adjusted for sales charges, if any.

     The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or
total return for a specified period.   A short-term moving average NAV is
the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications such as "MONEY" magazine, "Forbes" and "BARRON's" also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

     The Fund may be compared in advertising to Certificates of Deposit ("CDs") or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while the Fund may offer greater liquidity or higher potential returns than CDs, the Fund does not guarantee a shareholder's principal or return, and Fund shares are not FDIC insured.

     Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. ("Ibbotson"), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

     The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or ndices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, the Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. The Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum indicators show the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

REPRESENTATIVE PERFORMANCE INFORMATION

     No performance information is available for the Fund as of the date of this Statement of Additional Informaiton.

ADDITIONAL MATTERS RESPECTING TAXES

    The following discussion summarizes certain federal tax considerations generally affecting the Fund and shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Elections by the Fund -Subchapter M
------------------------------------
     The Fund intends to elect and qualify for treatment as a regulated investment company under Subchapter M of the Code.

     If in any year the Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although the Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

Backup Withholding
------------------
     Each shareholder will be notified annually by the Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 28% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

     Nonresident alien individuals and foreign entities are not subject to the backup withholding noted in the preceding paragraph, but must certify their foreign status by furnishing IRS Form W-8 to their account application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. These shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Although under certain treaties residents of certain foreign countries may qualify for a reduced rate of withholding or an exemption from withholding, the Fund may not reduce any such withholding for foreign residents otherwise permitted a reduced rate of withholding or exemption.

Distributions by Investment Companies - In General
--------------------------------------------------
     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxes as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain.
Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     The Code generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions attributable to income on bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations." Some hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Foreign Currency Transactions
-----------------------------
     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes
-------------------------
     Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

     Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty (30)-day period (ninety
(90)-day period for preferred shares)beginning fifteen (15) days (forty-five (45)-days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

Redemption or Other Disposition of Shares
-----------------------------------------
     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment. This provision may be applied to successive acquisitions of stock.

     The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. The Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns.

DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS

     When an investor or the investor's financial advisor makes an initial investment in shares of the Fund, the Transfer Agent will open an account on the books of the Fund, and the investor or financial advisor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates - the investor or the financial advisor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     Any distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive periodic distributions of net investment income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENT, AND
ADMINISTRATIVE SERVICES AGREEMENT

Investment Advisory Agreement
-----------------------------
     Pursuant to an Investment Advisory Agreement in respect of the Fund, Thornburg Investment Management, Inc. ("Thornburg" or the "advisor"), 119 East Marcy Street, Santa Fe, New Mexico 87501, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund's investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

     Thornburg is paid a fee by the Fund, in the percentage amounts set forth in the table below:

Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                    .75%
$500 million to $1 billion          .675%
$1 billion to $1.5 billion          .625%
$1.5 billion to $2 billion          .575%
Over $2 billion                      .50%

     The fee paid by the Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, the Fund will pay all other costs and expenses of its operations. The Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Company or the Trust also serve as officers of Thornburg, as described below under the caption
"Management."

Proxy Voting Policies
---------------------
     Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Fund. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the "Policy") adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

     The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust's audit committee for direction on the vote or a consent to vote on Thornburg's recommendation.

     The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg may or may not accept these recommendations. Thornburg may decline to vote in various situations, including cases where an issue is not relevant to the Policy's voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

     Information respecting the voting of proxies relating to specific securities of the Fund is available on the Thornburg website
(www.Thornburg.com).

Administrative Services Agreements
----------------------------------
     Administrative services are provided to each class of shares issued by the Fund under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to the Fund's Institutional Class shares provides that the class will pay a fee calculated at an annual percentage of .05% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

SERVICE PLAN

     The Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act ("Service Plan") which is applicable to Institutional Class shares of the Fund. The Plan permits the Fund to pay to Thornburg (in addition to the management and administration fees and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's Institutional Class assets to reimburse Thornburg for specific expenses incurred by it in connection with certain shareholder services and the distribution of the Fund's shares to investors. Thornburg may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under federal banking laws), for administration and shareholder services, and in connection with the distribution of Institutional Class shares. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent information respecting shareholder account transactions, and serving as a source of information to customers concerning the Fund and transactions with the Fund. Thornburg has no current intention to request or receive any reimbursement under the Service Plan applicable to the Institutional Class shares of the Fund. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to Thornburg in later years.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Fund's investment advisor, Thornburg Investment Management, Inc. (Thornburg) pursuant to its authority under the Fund's investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

     Thornburg, in effecting purchases and sales of fixed income securities for the account of the Fund, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

     Similarly, Thornburg places orders for transactions in equity securities for the Fund in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

     Thornburg may execute the Fund's portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Fund may be useful to Thornburg in rendering investment management services to the Fund. The receipt of such research may not reduce Thornburg's normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

     Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

     It is Thornburg's policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are "brokerage or research services" as that term is defined in
Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg's investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg's policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

     Thornburg may use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with Thornburg Securities Corporation ("TSC") if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Trustees that the benefits available from Thornburg's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDING INFORMATION

     The Trustees have adopted policies and procedures respecting and limiting the circumstances under which information respecting the Fund's current portfolio holdings information may be disclosed to persons not associated with the Fund, Thornburg, or the Distributor. The objective in adopting these policies and procedures is to reduce the exposure of the Fund and its shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Fund's portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg's policies prohibiting securities transactions using nonpublic "insider" information. Neither the Fund nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Fund's portfolio holdings.

Selective Disclosure of Nonpublic Holdings Information
------------------------------------------------------

     Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons under circumstances where Thornburg determines that it is necessary or desirable to do so. Accordingly, information may be disclosed on an as needed basis to persons who provide services to the Fund such as accountants, legal counsel, custodians, securities pricing agents who value Fund assets, financial consultants to the Fund or investment advisor, mutual fund analysts, broker dealers who perform portfolio trades for the Fund, and certain other persons. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed. The policy permits disclosures to be made to persons not otherwise specified in the policy with the approval of Thornburg's president (under specified limitations), the Trustees or the Trustees' Governance and Nominating Committee.

     As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements to disclose the Fund's nonpublic portfolio holdings information to the following persons:

                                                         Time Lag Between
                                                       Date of Information
Name of Recipient            Frequency              and Date of Disclosure
-----------------            ---------              ----------------------
PricewaterhouseCoopers LLP   Annually and as        One month or less,
                             necessary in           depending on the date
                             connection with the    of request
                             audit services it
                             provides to the
                             Fund

Institutional Shareholder
Services, Inc.               Daily                          None

State Street Bank and
Trust                        Daily                          None

Reuters                      Daily                          None

FT Interactive Data          Daily                          None

FactSet                      Daily                          None

Standard & Poor's/J.J.
Kenny Co.                    Daily                          None

Bear Stearns Pricing
Direct Inc.                  Daily                          None

GCOM Solutions               Monthly                 One month or less
                                                     depending on the date
                                                     of request

Electra Information
Systems, Inc.                Daily                          None

OMGEO LLC                    Daily                          None


Making Holdings Information Publicly Available
----------------------------------------------
     The policy and procedures provides for periodic public disclosure of portfolio holdings information, as follows:

     Disclosure of portfolio holdings of the Fund on a publicly available website maintained by the Trust or Thornburg. In practice, the Trust will typically display the Fund's portfolio holdings information approximately 30 days after the end of the calendar month for which the information is displayed (e.g. June 30 information will be displayed on July 31), except that portfolio hedging information is typically displayed on a quarterly basis.

     Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

     Disclosure of portfolio holdings of the Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

     Corrective disclosure by making portfolio holdings information available in any case where it becomes apparent nonpublic information has been disclosed other than in accordance with these policies and procedures.

     Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.

MANAGEMENT

     The Fund, together with Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund and Thornburg International Growth Fund are separate "series" or investment portfolios of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The general supervision of these Funds, including the general supervision of Thornburg's performance of its duties under the Investment Advisory Agreements and Administrative Services Agreements applicable to these Funds, is the responsibility of the Trust's Trustees. There are eight Trustees, two of whom are "interested persons" (as the term "interested" is defined in the 1940 Act) and six of whom are not interested persons. The names of Trustees and executive officers and their principal occupations and affiliations during the past five years are set forth below.



Interested Trustees
-------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------
Garrett           Chairman     Trustee     Chairman and controlling       Fourteen    Director of
Thornburg, 62     of Trustees  Since       shareholder of Thornburg                   Thornburg
                  (3)          1987 (4)    Investment Management, Inc.                Mortgage,
                                           (investment advisor) and                   Inc. (real
                                           Thornburg Securities                       estate
                                           Corporation (securities                    investment
                                           dealer); Chairman of Thornburg             trust)
                                           Limited Term Municipal Fund, Inc.
                                           (registered investment company)
                                           to 2004; CEO and Chairman
                                           of Thornburg Mortgage, Inc.
                                           (real estate investment
                                           trust); Chairman
                                           of Thornburg Mortgage
                                           Advisory Corporation (investment
                                           manager to Thornburg
                                           Mortgage, Inc.).

Brian J. McMahon, Trustee,     Trustee     CEO, President, Managing       Fourteen      None
52                President,   Since       Director, Chief Investment
                  Member of    2001;       Officer & Co-Portfolio Manager
                  Governance   President   of Thornburg Investment
                  & Nominating Since 1997; Management, Inc.; President
                  Committee    (4)(6)      of Thornburg Limited Term
                  (5)                      Municipal Fund, Inc. to 2004






Independent Trustees
--------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
---------------------------------------------------------------------------------------------------
David A. Ater,   Trustee,      Trustee     Principal in Ater &            Fourteen      Director of
62               Member of     Since       Associates, Santa Fe, New                    Thornburg
                 Audit         1994 (4)    Mexico (developer, planner                   Mortgage,
                 Committee and             and broker of residential and                Inc.(real
                 Governance &              commercial real estate) owner,               estate
                 Nominating                developer and broker for                     investment
                 Committee                 various real estate projects.                trust)

David D.         Trustee,      Trustee     Chairman, President, CEO and   Fourteen      None
Chase, 66        Chairman of   Since       Managing Member of Vestor
                 Audit         2000 (4)    Associates, LLC, the general
                 Committee                 partner of Vestor Partners, LP,
                                           Santa Fe, NM (private entity
                                           fund); Chairman and CEO of Vestor
                                           Holdings, Inc., Santa Fe, NM
                                           (merchant bank).

Eliot R.         Trustee,      Trustee     Partner, Akin, Gump, Strauss,   Fourteen     Director of
Cutler, 61       Chairman of   Since       Hauer & Feld, LLP, Washington,               Thornburg
                 Governance    2004 (4)    D.C. (law firm)                              Mortgage, Inc.
                 & Nominating                                                           (real estate
                 Committee                                                              investment
                                                                                        trust)

Susan H.         Trustee,      Trustee     President of Dubin              Fourteen     None
Dubin, 59        Member of     Since       Investment, Ltd., Greenwich,
                 Audit         2004 (4)    Connecticut (private investment
                 Committee                 fund); Director and officer
                                           of various charitable
                                           organizations.

Owen D.          Trustee,      Trustee     President of Dirks, Van         Fourteen     None
Van Essen,       Member of     Since       Essen & Murray, Santa Fe
54               Governance    2004 (4)    New Mexico (newspaper mergers
                 & Nominating             and acquisitions).
                 Committee

James W.         Trustee,      Trustee     Real estate broker, Santa Fe    Fourteen     None
Weyhrauch, 48    Member of     Since       Properties, Santa Fe,
                 Audit         1996 (4)    NM (since 2004); President &
                 Committee                 CEO from 1997-2004 & Vice
                                           Chairman, 2004 to date, Nambe
                                           Mills, Inc., Santa Fe, NM
                                           (manufacturer).

Officers of the Fund (who are not Trustees) (7)
-----------------------------------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------

George T.        Vice          Vice        Co-Portfolio Manager, Vice     Not           Not
Strickland, 44   President     President   President and Managing         applicable    applicable
                               Since       Director of Thornburg
                               1996 (6)    Investment Management, Inc.;
                                           Vice President (to 2004) and
                                           Treasurer (to 2004) of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc.

William V.        Vice         Vice        Portfolio Manager,Co-          Not         Not
Fries, 68         President    President   Portfolio Manager, Vice        applicable  applicable
                               Since 1995  President and Managing
                               (6)         Director of Thornburg
                                           Investment Management, Inc.


Leigh Moiola,    Vice          Vice        Vice President and Managing    Not           Not
40               President     President   Director of Thornburg          applicable    applicable
                               Since 2001  Investment Management,
                               (6)         Inc.; Vice President of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc. to
                                           2004.

Kenneth          Vice          Vice        Vice President & Managing      Not         Not
Ziesenheim, 53   President     President   Director of Thornburg          applicable  applicable
                               Since 1995  Investment Management, Inc.;
                               (6)         President of Thornburg
                                           Securities Corporation;
                                           Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc. to 2004.

Alexander        Vice          Vice        Portfolio Manager, Co-         Not        Not
Motola, 37       President     President   Portfolio Manager, Vice        applicable  applicable
                               Since 2001  President, and Managing
(7)	       Director of Thornburg
                                           Investment Management, Inc.

Wendy Trevisani,  Vice         Vice        Co-Portfolio Manager           Not           Not
36                President    President   since 2006, Managing Director  applicable    applicable
                               Since 1999  since 2004, Vice President
                               (6)         and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Joshua Gonze,     Vice         Vice        Co-Portfolio Manager since   Not           Not
44                President    President   2007, Managing Director      applicable    applicable
                               Since 1999  since 2004, Associate
                               (6)         Portfolio Manager and Vice
                                           President of Thornburg
                                           Investment Management, Inc.;
                                           Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc. to 2004

Brad Kinkelaar,   Vice         Vice        Co-Portfolio Manager since     Not           Not
39                President    President   2002, Managing Director        applicable    applicable
                               Since 1999  since 2004, Vice President
                               (6)         of Thornburg Investment
                                           Management, Inc.

Christopher       Vice         Vice        Co-Portfolio Manager since      Not          Not
Ihlefeld, 37      President    President   2007, Managing Director since   applicable   applicable
                               Since 2003  2006, and Associate Portfolio
                               (4)         Manager and Vice President
                                           since 2002 of Thornburg
                                           Investment Management, Inc.;
                                           Vice President of Limited Term
                                           Municipal Fund, Inc., 2003-2004

Leon              Vice         Vice        Managing Director since 2007    Not          Not
Sandersfeld, 41   President    President   and Associate since 2002 of     applicable   applicable
                               Since 2003  Thornburg Investment Management,
                               (4)         Inc.; Senior Staff Accountant,
                                           Farm Bureau Life Insurance
                                           Company to 2002.

Sasha Wilcoxon,   Vice         Vice        Managing Director and          Not           Not
33                President;   President   Secretary since 2007,          applicable    applicable
                  Secretary    Since 2003  Associate, Mutual
                               Secretary   Fund Support Service
                               since 2007  Department Manager since
                               (6)         2002, and Associate of Thornburg
                                           Investment Management, Inc.


Ed Maran,         Vice         Vice        Co-Portfolio Manager since      Not          Not
49                President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager since 2002 of Thornburg
                                           Investment Management, Inc.

Vinson            Vice         Vice        Co-Portfolio Manager since      Not          Not
Walden, 37        President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager since 2002 of Thornburg
                                           Investment Management, Inc.,

Van              Vice         Vice         Associate of Thornburg          Not           Not
Billops, 41      President    President    Investment Management, Inc.     Applicable    Applicable
                              Since 2006

Thomas          Vice          Vice         Vice President and Managing     Not           Not
Garcia, 35      President     President    Director since 2004 and         Applicable    Applicable
                              since 2006   Associate Portfolio Manager
                                           of Thornburg Investment
                                           Management, Inc.

Lei             Vice          Vice         Co-Portfolio Manager and        Not           Not
Wang, 36        President     President    Managing Director since 2006,   Applicable    Applicable
                              since 2006   and Associate Portfolio
                                           Manager since 2004 of Thornburg
                                           Investment Management, Inc.;
                                           Associate, Enso Capital
                                           Management, LLC 2002-2004.

Connor            Vice        Vice         Co-Portfolio Manager and        Not            Not
Browne, 28        President   President    Managing Director since         Applicable     Applicable
                              since 2006   2006, and Associate
                                           Portfolio Manager of
                                           Thornburg Investment
                                           Investment Management, Inc.

Jason             Vice        Vice         Co-Portfolio Manager since      Not            Not
Brady, 33         President   President    2006 and Managing Director      Applicable     Applicable
                              since 2007   since 2007 of Thornburg
                                           Investment Management, Inc.;
                                           Portfolio Manager, Fortis
                                           Investments 2005-2006;
                                           Associate, Fidelity Investments
                                           2003-2004; Associate, Lehman
                                           Brothers to 2002.

Brian             Vice        Vice         Co-Portfolio Manager and        Not            Not
Summers, 35       President   President    Managing Director since 2007    Applicable     Applicable
                              since 2007   and Associate Portfolio
                                           Manager, 2005-2006, of
                                           Thornburg Investment
                                           Management, Inc.; Senior Analyst,
                                           Institutional Shareholder Service
                                           2003-2004.

Lewis              Vice        Vice        Co-Portfolio Manager and        Not           Not
Kaufman, 32        President   President   Managing Director since 2007,   Applicable    Applicable
                                           and Associate Portfolio Manager
                                           since 2005 of Thornburg Investment
                                           Management, Inc.; Associate,
                                           Citigroup, 2003-2004.

(1)     Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)     The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 14 separate investment "Funds" or "series."
        Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 14 Funds of the Trust.  Each Trustee oversees the 14 Funds of the Trust.
(3)     Mr. Thornburg is considered an "interested" Trustee under the Investment
        Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 14 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(4)     Each Trustee serves in office until the election and qualification of a successor.
(5)     Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.
(6)     The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)     Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.


Committees of the Trustees
--------------------------
     The Trustees have an Audit Committee, which is comprised of four Trustees who are not interested persons, David D. Chase (chairman), David
A. Ater, Susan H. Dubin and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will (i) evaluate performance of the Trust's auditors, (ii) review planning, scope and staffing of audits, (iii) review results of audits with the auditors, (iv) receive and review reports from auditors respecting auditor independence, and (v) require the Trust's legal counsel to report to the committee any matter which may have a significant effect on any of the Trust's financial statements. The Audit Committee is responsible for the selection of the Fund's independent registered public accounting firm which audits the annual financial statements of the Fund. The Audit Committee evaluates the independence of the independent registered public accounting firm based on information provided by the accounting firm and the investment advisor, and meets with representatives of the independent registered public accounting firm and the investment advisor to discuss, consider and review matters related to the Fund's accounting and financial reports. The committee held five meetings in the Trust's fiscal year ended September 30, 2007.

     The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, Eliot R. Cutler (chairman), David A. Ater, Brian J. McMahon and Owen D. Van Essen. Mr. Cutler, Mr. Ater and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is president of the Fund's investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will (i) conduct evaluations of the performance of the Trustees, the Audit Committee and the Governance and Nominating Committee in accordance with the Trust's Corporate Governance Procedures and Guidelines (the "Governance Procedures"), (ii) select and nominate individuals for election as Trustees of the Trust who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and (iii) perform the additional functions specified in the Governance procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust's Procedure for Shareholder Communications to Trustees. The committee was, until December 5, 2004, charged primarily with nomination responsibilities, and was reconstituted on that date as the Governance and Nominating Committee. The committee held two meetings in the Trust's fiscal year ended September 30, 2007.

Compensation of Trustees
------------------------
     The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. The Trust currently compensates each Trustee who is not an interested person of the Trust at an annual rate of $36,000 payable quarterly. In addition, each Trustee is compensated $2,500 for each meeting or independent session of independent Trustees attended by the Trustee in person or by telephone; except that the meeting compensation is $1,000 for each meeting or session attended by telephone after the first meeting or session attended by telephone in any calendar year. General meetings of Trustees on two successive days are considered one meeting for this purpose, and an independent session of independent Trustees similarly is not considered a separate meeting for this purpose if held within one day before or after any general meeting of Trustees or independent session of independent Trustees.

     The Trust compensates each member of the Audit Committee and the Governance and Nominating Committee $1,000 for each committee meeting attended. The Trust pays the chairman of each committee an additional annual compensation of $2,000, payable quarterly. The Trust reimburses each Trustee for travel and out-of-pocket expenses incurred by the Trustee in connection with attending meetings. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the year ended September 30, 2007 as follows:

                         Pension or
                         Retirement      Estimated      Total
           Aggregate     Benefits        Annual         Compensation
           Compensation  Accrued as      Benefits       from Trust and
Name of    from          Part of         Upon           Fund Complex
Trustee    Trust         Fund Expenses   Retirement     Paid to Trustee
--------   ------------  -------------   -------------  ---------------
Garrett
Thornburg       0             0                0              0

David A.
Ater          $54,500         0                0             $54,500

David D.
Chase         $52,000         0                0             $52,000

Eliot R.
Cutler        $50,000         0                0             $50,000

Susan H.
Dubin         $50,000         0                0             $50,000

Brian J.
McMahon         0             0                0              0

Owen D.
Van Essen     $50,500                                        $50,500

James W.
Weyhrauch     $50,000         0                0             $50,000



Certain Ownership Interests of Trustees
---------------------------------------
Column (2) of the following table shows the dollar range of the shares owned beneficially by each Trustee in each Fund as of December 31, 2006.

                                                                       Aggregate
                                                                       Dollar Range
                                                                       of Securities
                                                 Dollar Range          in all Funds
                                                 of Securities         of the Trust
Name of Trustee     Name of Fund                 in each Fund          as of 12/31/06
---------------     ----------------             -------------         -------------

Garrett Thornburg   Thornburg New Mexico         over $100,000
                    Intermediate Municipal
                    Fund

                    Thornburg Value Fund         over $100,000

                    Thornburg International      over $100,000
                    Value Fund

                    Thornburg Core Growth        over $100,000
                    Fund

                    Thornburg Investment         over $100,000
                    Income Builder Fund

                    Thornburg Global             over $100,000
                    Opportunities Fund
                                                                        over $100,000

Brian J. McMahon    Thornburg Limited Term       over $100,000
                    Municipal Fund

                    Thornburg Intermediate       over $100,000
                    Municipal Fund

                    Thornburg New Mexico         over $100,000
                    Intermediate Municipal
                    Fund

                    Thornburg Value Fund         over $100,000

                    Thornburg International      over $100,000
                    Value Fund

                    Thornburg Core Growth        over $100,000
                    Fund

                    Thornburg Investment         over $100,000
                    Income Builder Fund

                    Thornburg Global             over $100,000
                    Opportunities Fund
                                                                        over $100,000

David A. Ater       Thornburg Value Fund         over $100,000

                    Thornburg International      over $100,000
                    Value Fund

                    Thornburg Core Growth        over $100,000
                    Fund

                    Thornburg Global             over $100,000
                    Opportunities Fund
                                                                        over $100,000

David D. Chase      Thornburg International      $1 - $10,000
                    Value Fund

                    Thornburg Core Growth        $1 - $10,000
                    Fund
                                                                        $1 - $10,000

Eliot R. Cutler     Thornburg Limited Term       $1 - $10,000
                    Municipal Fund

                    Thornburg International      over $100,000
                    Value Fund

                    Thornburg Growth Fund        $50,001 - $100,000

                    Thornburg Investment         $10,001 - $50,000
                    Income Builder Fund

                    Thornburg Global             $10,001 - $50,000
                    Opportunities Fund
                                                                        over $100,000

Susan H. Dubin      Thornburg International      $10,001 - $50,000
                    Value Fund

                    Thornburg Global             $10,001 - $50,000
                    Opportunities Fund

                    Thornburg Core Growth        $10,001 - $50,000
                    Fund
                                                                     $50,001 - $100,000

Owen Van Essen      Thornburg New Mexico         over $100,000
                    Intermediate Municipal Fund

                    Thornburg Limited Term       over $100,000
                    U.S. Government Fund

                    Thornburg Value Fund         over $100,000

                    Thornburg International
                    Value Fund                   over $100,000

                    Thornburg Investment         over $100,000
                    Income Builder Fund

                    Thornburg Global
                    Opportunities Fund           over $100,000

                    Thornburg Core Growth        $1 - $10,000
                    Fund
                                                                       over $100,000

James W.            Thornburg Value Fund         $50,001 - $100,000
Weyhrauch
                    Thornburg International      $10,001 - $50,000
                    Value Fund

                    Thornburg Core Growth        $50,001 - $100,000
                    Fund

                    Thornburg Investment         $50,001 - $100,000
                    Income Builder Fund

                    Thornburg Global             $10,001 - $50,000
                    Opportunities Fund
                                                                       over $100,000



Personal Securities Transactions of Personnel
---------------------------------------------
     The Trust, the investment advisor to the Trust, and the distributor for the Company and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Fund. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.

INFORMATION ABOUT PORTFOLIO MANAGERS

     Displayed below is additional information about the portfolio managers identified in the Prospectus.

Portfolio Manager Compensation
------------------------------
     The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest
---------------------
     Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager's management of the Fund's investments and the manager's management of other accounts. These conflicts could include:

     - Allocating a favorable investment opportunity to one account but not another.

     - Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

     - Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

     - Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

     The Trust's investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager's management of the Fund's investments and the manager's management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Managers
--------------------------------------

Set out below for each of the co-portfolio managers named in the Prospectus is information respecting the accounts managed by the manager. The information presented is current as of September 30, 2007. The information includes the Fund or Funds as to which each individual is a portfolio or co-portfolio manager. Except as noted below, as of September 30, 2007, the advisory fee for each of the accounts was not based on the investment performance of the account.

George T. Strickland
--------------------
Registered Investment Companies:  Accounts:  5    Assets: $1,946,756,696
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 243   Assets: $831,310,529

Jason Brady
-----------
Registered Investment Companies:  Accounts:  4    Assets: $4,465,166,992
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts:  40   Assets: $155,712,663

Portfolio Managers' Ownership of Shares in the Fund
---------------------------------------------------

Displayed below for each of the co-portfolio managers named in the Prospectus is the dollar range of the individual's beneficial ownership of shares in the Fund or Funds as to which the individual is a manager. The information presented is current as of September 30, 2007. In each case, the dollar range listed may include shares owned by the portfolio or co-portfolio manager through the manager's self-directed account in Thornburg's retirement plan. In addition to the holdings noted below, each of the co-portfolio managers is a participant in Thornburg's profit sharing plan, which invests in shares of the Fund.

George T. Strickland
--------------------
Limited Term National Fund     $50,001 - $100,000
Intermediate National Fund     $50,001 - $100,000
Limited Term California Fund         None
Intermediate New Mexico Fund   $100,001 - $500,000
Intermediate New York Fund           None

Jason Brady
-----------
Government Fund                      None
Income Fund                          None
Income Builder Fund                  None

NET ASSET VALUE

     The Fund will calculate its net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

DISTRIBUTOR

     Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation ("TSC") acts as principal underwriter of the Fund as well as of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund and Thornburg International Growth Fund.

     The Fund does not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months' notice.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.

ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

     To the extent consistent with state and federal law, the Fund may make payments of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder. The Fund may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

BUSINESS CONTINUITY PLAN

     Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with this plan, TSC and Thornburg have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for the Fund.